UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR/A

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08217

Name of Fund: BlackRock MuniHoldings New York Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock MuniHoldings New York Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 08/31/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

Annual Reports                                                         BLACKROCK

AUGUST 31, 2006

BlackRock MuniHoldings Florida Insured Fund
BlackRock MuniHoldings New York Insured Fund, Inc.
(As Restated)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock MuniHoldings Florida Insured Fund
BlackRock MuniHoldings New York Insured Fund, Inc.

--------------------------------------------------------------------------------
The financial statements and financial highlights in this report have been restated as described in Note 6 to the financial statements. Other information in this report affected by the restatement has been revised.
--------------------------------------------------------------------------------

The Benefits and Risks of Leveraging

The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Shares or Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Funds issue Preferred Shares or Stock, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares or Stock, is paid to Common Shareholders or Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares or Stock. However, in order to benefit Common Shareholders or Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders or Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares or Stock capitalization of $100 million and the issuance of Preferred Shares or Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares or Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders or Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders or Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares or Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Shares or Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' or Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares or Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares or Stock may also decline.

As of July 31, 2006, BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc. had leveraged amounts due to Auction Market Preferred Shares or Stock, of 39.54% and 40.46% of total assets, respectively, before the deduction of Preferred Shares or Stock.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities.


2              ANNUAL REPORTS                     AUGUST 31, 2006

A Letter to Shareholders

Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally -- portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         Vice Chairman
                                                         BlackRock, Inc.

Data, including assets under management, are as of June 30, 2006.


              ANNUAL REPORTS                     AUGUST 31, 2006              3

A Discussion With Your Funds' Portfolio Managers

      With the intermediate portion of the municipal yield curve expected to perform well as monetary tightening ends, we are beginning to shift some focus to that area of the curve while continuing to emphasize yield generation in the portfolios.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose throughout most of the past year before declining in August as bond prices correspondingly improved. The shift in direction was largely a reaction to the Federal Reserve Board's (the Fed's) decision on August 8 to refrain from raising the federal funds target rate. After 17 consecutive interest rate hikes since mid-2004, a moderation in economic growth and decline in inflationary expectations were cited as reasons for the Fed's pause. Earlier in the 12-month period, bond yields rose steadily (and their prices fell) as investors focused on solid economic growth in the United States and abroad. Despite a decline in gross domestic product growth between the first and second quarters of 2006, U.S. economic activity so far this year has outpaced the 3.2% annual growth rate posted in 2005. Rising commodity prices also stoked inflationary fears, further weighing on bond prices.

Overall, 30-year U.S. Treasury bond yields rose 62 basis points (.62%) during the 12-month period to 4.88%, while 10-year U.S. Treasury note yields rose 72 basis points to 4.74%. The yield curve continued to flatten as short-term interest rates rose more than longer-term interest rates. Municipal bond yields also rose, although the tax-exempt market's strong technical position provided significant price support and allowed municipal bond prices to decline less than those of taxable bonds. As measured by Municipal Market Data, yields on AAA-rated municipal issues maturing in 30 years rose just four basis points to 4.26%, while yields on AAA-rated issues maturing in 10 years rose 28 basis points to 3.78%.

The rise in yields prompted a revival in investor demand for municipal bonds. The increased demand also was triggered by seasonal factors that served to generate large cash flows into investor accounts. Investors received more than $40 billion in June and July from coupon income and the proceeds from bond maturities and early redemptions. Consequently, municipal bond fund flows continued to be supportive. As reported by the Investment Company Institute, open-end tax-exempt bond funds received net new cash inflows of over $6.8 billion in the first seven months of 2006, compared to $4.2 billion during the same period in 2005. Weekly fund flows in August, as reported by AMG Data, averaged approximately $368 million, above the $284 weekly average seen thus far in 2006.

Also contributing to the outperformance of the municipal market has been declines in new issuance. During the past six months, more than $195 billion in new long-term tax-exempt bonds was underwritten, a 10% decline compared to the same period a year earlier. Recent declines in issuance largely have been the result of a 56% drop in refunding activity so far this year. Rising bond yields have made the refinancing of existing higher-couponed debt issues increasingly problematic, as the potential economic savings have rapidly diminished. In addition, the improved fiscal condition of many state and local governments has resulted in lower borrowing trends, with many new municipal capital projects financed from existing budget surpluses. The declines in issuance have led many analysts to lower their annual issuance forecasts. Lower annual issuance would further solidify the tax-exempt market's already positive technical position.

Looking ahead, municipal market fundamentals are likely to remain favorable, leading us to expect the tax-exempt market to perform at least as well as comparable U.S. Treasury issues. Attractive yield ratios have continued to draw both retail and institutional investors to the municipal market. Based on this, and the prospect for reduced annual issuance in 2006, we believe the municipal market should continue to perform well in the coming months.


4              ANNUAL REPORTS                     AUGUST 31, 2006

BlackRock MuniHoldings Florida Insured Fund

Describe conditions in the State of Florida.

Florida maintains ratings of Aa1, AAA and AA+ from Moody's, Standard & Poor's and Fitch, respectively. Governor Jeb Bush proposed a $70.8 billion budget for fiscal year 2006 - 2007, representing an increase of $4.5 billion from the prior year. The budget reflects spending constraints, tax cuts, bolstered reserves and increased revenue growth, while keeping spending below anticipated personal income growth. Because the state's increased revenue sources are not all permanent, funds will be set aside to finance new programs in the future.

Fiscal discipline has allowed the state to offer tax relief to its residents and businesses in the form of tax credits, tax-free shopping days and reduced sales tax on equipment. Three areas of the budget account for 90% of the state's total expenditures: education at 49%, health and human services at 27% and public safety at 14%. Florida was projected to end fiscal year 2005 - 2006 with an operating surplus and increases in both general fund reserves and the budget stabilization fund. This year represented the last in which the state would impose the intangible tax on all Floridians. Although the tax is not a major revenue stream, no new tax has been proposed and it is too early to determine if the loss of the intangible tax will have a meaningful effect on the state's finances.

Florida's economy continues to outperform that of both the nation and other southern states. Job creation among diversified industries has encouraged migration into the state, promoting diverse demographic trends. Although national economic trends have put pressure on the state, we believe Florida is well positioned given its record of proactive management and financial flexibility.

How did the Fund perform during the fiscal year?

For the 12-month period ended August 31, 2006, the Common Shares of BlackRock MuniHoldings Florida Insured Fund had net annualized yields of 5.63% and 5.78%, based on a year-end per share net asset value of $14.75 and a per share market price of $14.37, respectively, and $.831 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +2.10%, based on a change in per share net asset value from $15.32 to $14.75, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +3.37% average return of the Lipper Florida Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in the State of Florida.) The Fund's underperformance occurred primarily in the first half of the fiscal year when the yield curve flattened dramatically and short and intermediate maturities underperformed. We had exposure to these sectors through bonds that had been prerefunded in prior periods -- thereby transforming several of our longer-dated issues into intermediate-maturity issues. Despite their underperformance on a total return basis, these bonds were acquired in a higher interest rate environment and, as such, contribute meaningfully to the Fund's yield. This supports our long-term commitment to providing shareholders with an attractive level of income and allowed the Fund to maintain an above-average yield compared to its peers. We intend to reduce some of the Fund's concentration in prerefunded bonds over time; however, their high acquisition yields would be difficult to replace in the current environment.

To a lesser extent, the Fund's total return performance was affected by its conservative investment parameters. This prohibited us from investing in non-investment grade issues, which outperformed the high-grade market as credit spreads narrowed during the year.

For the six-month period ended August 31, 2006, the total investment return on the Fund's Common Shares was +1.86%, based on a change in per share net asset value from $14.90 to $14.75, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.


              ANNUAL REPORTS                     AUGUST 31, 2006              5

What changes were made to the portfolio during the period?

For most of the year, we generally focused on premium-coupon bonds in the 20-year - 25-year maturity range whenever they became available. This was consistent with our goal of increasing the income provided to shareholders and muting the Fund's net asset value volatility, particularly as the yield curve flattened. However, as the year progressed, we began to see some opportunity in the 15-year - 20-year area of the curve. This maturity range had suffered most under the weight of the Fed's interest rate hikes and, we believe, could be poised for strong relative performance as the yield curve resteepens.

Issuance of Florida municipal bonds increased approximately 45% during the period compared to the same 12 months a year ago. However, as has been the case for some time, few new issues met our desired investment characteristics. Much of the supply came in the form of refinancings, and the majority of the new issues offered yields below 5%. In general, the cost of obtaining 5.25% coupons in the new-issue market remained prohibitive. Importantly, we remained fully invested throughout the year in order to augment yield.

For the six-month period ended August 31, 2006, the Fund's Auction Market Preferred Shares had average yields as follows: Series A, 3.32%; Series B, 3.41%; Series C, 3.39%; Series D, 3.23%; and Series E, 3.34%. The Fed raised the short-term interest rate target 175 basis points during the 12-month reporting period, and this continued to affect the Fund's borrowing costs. On August 8, the Fed opted to pause in its interest rate-hiking campaign and is expected to be "data dependent" in determining monetary policy going forward. As such, we would expect additional increases in the Fund's cost of funds to be more limited. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We would characterize the Fund's position as fairly neutral in terms of interest rate risk. We are continuing in our efforts to increase the Fund's exposure to bonds with maturities in the 10-year - 20-year range. At the same time, to enhance yield, we are looking to add some 20-year - 30-year bonds with coupons in the area of 5.25%, without paying a premium to the AAA scale.

Although the Fed paused in its interest rate-hiking campaign on August 8, leaving the federal funds rate unchanged at 5.25%, the central bank has indicated that it will continue to look to the economic and inflationary data for signposts in determining future monetary policy. As such, we would expect the U.S. equity and bond markets to remain volatile as investors continue to anticipate and react to economic data and Fed actions. Against this backdrop, we will continue to maintain a fully invested portfolio and intend to use periods of volatility to pursue higher-coupon bonds whenever they are attractively priced.


6              ANNUAL REPORTS                     AUGUST 31, 2006

BlackRock MuniHoldings New York Insured Fund, Inc.

Describe conditions in the State of New York.

In December, credit-rating agency Moody's upgraded New York's rating to Aa3, the state's highest rating from Moody's since 1975. Standard and Poor's and Fitch maintained ratings of AA and AA-, respectively, and all three agencies assign a stable outlook to the state's ratings. The New York economy continues to improve and revenue collections are increasing. State tax collections remain largely dependent on the performance of the financial sector, but tax receipts over the past few years have been strong.

New York's 2006 fiscal year closed on March 31, and preliminary operating results indicate a $2 billion surplus and a $945 million rainy day fund. The 2006 budget had closed an estimated $4 billion deficit. The state's 2006 - 2007 enacted budget was finalized on April 26, 2006. The $112.5 billion budget, which kept most of Governor George Pataki's proposals intact, includes about $850 million in tax cuts and allocates much of the prior year's surplus toward out-year gaps. The budget also includes $700 million in school operating aid as part of compliance with a court order on school funding. It is unclear whether this amount, as well as additional capital grants and bonding authority to New York City, will be sufficient in meeting the court mandate.

In terms of job growth in the state, July 2006 employment estimates reflect a 1% increase from July 2005 levels. New York ranks fifth-highest among all states in per capita income. Economic growth is disproportionately stronger downstate, while the upstate economy remains lackluster.

How did the Fund perform during the fiscal year?

For the 12-month period ended August 31, 2006, the Common Stock of BlackRock MuniHoldings New York Insured Fund, Inc. had net annualized yields of 5.52% and 5.65%, based on a year-end per share net asset value of $14.96 and a per share market price of $14.62, respectively, and $.826 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.98%, based on a change in per share net asset value from $15.54 to $14.96, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +2.66% average return of the Lipper New York Insured Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category invest primarily in securities exempt from taxation in New York and insured as to timely payment.) However, the Fund led its Lipper group in terms of yield, providing an above-average distribution rate. This reflects our focus on enhancing tax-exempt income for shareholders.

Detracting from the Fund's total return for much of the period was our slightly long duration profile. We entered the fiscal year with a slightly long duration in expectation that the Fed would stop raising interest rates sooner than it actually did. (Duration is a measure of interest rate sensitivity. A shorter duration means less sensitivity to interest rate moves, and vice versa.) Although the Fed tightened more than we anticipated, Fund performance improved since the central bank's pause on August 8. With the economy slowing and, prospectively, taking the pressure off inflation, we believe the Fed is finished raising interest rates for the foreseeable future and that the next move is more likely to be one of easing. This would set the stage for a relatively static interest rate environment in the months ahead, a scenario in which higher-yielding bonds are an advantage.

Other factors that detracted from performance were bond calls that occurred during the period, causing the portfolio to lose some of its high-coupon holdings prior to maturity. Our exposure to Puerto Rico credits also was a negative in the first half of the year as the commonwealth was downgraded and its bonds underperformed. This situation stabilized somewhat with the passing of Puerto Rico's budget this summer. The majority of our exposure to Puerto Rico is now in insured credits.

Contributing to Fund performance during the year were our positions in some out-of-favor credits, including discount bonds. As the public grew more comfortable with the idea that the Fed had finished its current tightening cycle, we saw renewed retail interest in the market. The retail buyer tends to like discount or current coupon bonds and, therefore, we began to see these types of holdings outperform on both a yield and total return basis.

For the six-month period ended August 31, 2006, the total investment return on the Fund's Common Stock was +1.65%, based on a change in per share net asset value from $15.12 to $14.96, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's


              ANNUAL REPORTS                     AUGUST 31, 2006              7

A Discussion With Your Funds' Portfolio Managers (concluded)

Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Portfolio activity reflected our focus on providing an attractive level of tax-exempt income. At times when interest rates rose, we sought to engage in yield pickup swaps -- that is, booking bonds at higher yields than those we swapped out of in order to improve the distribution rate of the portfolio. Because the new bonds come at lower prices than the book prices on the bonds being sold, this strategy also allows the portfolio to book losses, which helps to protect shareholders from potential taxable gains in the future. We also looked to buy some out-of-favor coupons, primarily discount bonds and slightly longer-maturity issues, in an effort to pick up yield. We aimed specifically to increase exposure to housing and alternative minimum tax bonds, both of which offer enhanced yield. Finally, we extended out on the municipal curve in search of yield and, as a result, the Fund's average maturity increased approximately one-half year compared to August 2005. The long end of the curve has been more attractive for yield pickup and outperformed initially on a price basis when the Fed paused.

In our efforts to diversify the portfolio, we made significant purchases recently in Yankees and Mets (Queens Stadium) bonds. Also during the year, we purchased bonds issued for the Jacob Javitz Convention Center, Long Island Power Authority, New York State Energy Brooklyn Union Gas and the Puerto Rico Convention Center. All of these issues are insured. We were able to make these additions despite a 20% decline in New York new issuance over the past year. In the Fund's uninsured basket, we have concentrated on housing and education bonds, to the extent possible, and favored higher-yielding, lower-rated investment grade credits over AAA-rated bonds. Notably, the portfolio benefited from credit rating upgrades in New York during the past year. The upgrades of the city's and state's credit have added to portfolio credit quality while also translating into bond price appreciation.

On the sell side, we actively sold some bonds as their call protection declined to within or under three years. As bonds approach their call dates, the amortization of the premium price accelerates -- that is, the bonds' price declines at a faster rate and, therefore, they are likely to underperform the market. In seeking to balance yield and total return, we opted to sell some of these high book yield bonds at a premium ahead of their call date given that, on a total return basis, we would expect them to lag.

For the six-month period ended August 31, 2006, the Fund's Auction Market Preferred Stock had average yields as follows: Series A, 2.96%; Series B, 2.94%; Series C, 3.09%; Series D, 3.10%; and Series E, 3.08%. The Fed raised the short-term interest rate target 175 basis points during the 12-month reporting period, and this continued to affect the Fund's borrowing costs. Given the Fed's recent pause, we would expect additional increases in the Fund's cost of funds to be more limited. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


8              ANNUAL REPORTS                     AUGUST 31, 2006

How would you characterize the portfolio's position at the close of the period?

In terms of duration, the Fund remains neutral to slightly long relative to its New York insured peers. Although we still prefer the long end of the curve for its yield enhancement potential, we are concentrating more on the 20-year - 25-year range as opposed to the 25-year - 30-year range.

Historically, when the Fed stops tightening and leans toward easing, the long end of the curve tends to underperform on a yield basis as the short end rallies. So, while our emphasis on the long end has benefited the portfolio in terms of yield and price appreciation thus far, we would expect the area of outperformance to shift down the curve somewhat. We intend to retain our longer-dated positions for their attractive yields, but expect the intermediate maturity range to perform well as the economy slows and inflationary fears ebb. As such, we believe it is prudent to target the intermediate to long maturity range. Overall, we continue to look for opportunities to diversify the Fund while also seeking to balance yield and total return potential in the portfolio.

Robert D. Sneeden
Vice President and Portfolio Manager
BlackRock MuniHoldings Florida Insured Fund

Timothy T. Browse, CFA
Vice President and Portfolio Manager
BlackRock MuniHoldings New York Insured Fund, Inc.

September 7, 2006

Announcement of Annual Stockholders Meeting

The Funds have determined that their annual stockholders meeting originally scheduled to be held in January 2007 will be postponed and will be held in June 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Funds by January 15, 2007 for inclusion in each Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for the Funds' 2007 annual meeting of stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Funds by April 1, 2007. Written proposals and notices should be sent to the Secretary of the Funds, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


              ANNUAL REPORTS                     AUGUST 31, 2006              9

Portfolio Information

Quality Profiles as of August 31, 2006 (As Restated. See Note 6)

BlackRock MuniHoldings
Florida Insured Fund                                            Percent of Total
By S&P/Moody's Rating                                             Investments
--------------------------------------------------------------------------------
AAA/Aaa .....................................................        93.8%
AA/Aa .......................................................         0.5
A/A .........................................................         3.2
BBB/Baa .....................................................         0.8
Other* ......................................................         1.7
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

BlackRock MuniHoldings
New York Insured Fund, Inc.                                     Percent of Total
By S&P/Moody's Rating                                             Investments
--------------------------------------------------------------------------------
AAA/Aaa .....................................................        90.3%
AA/Aa .......................................................         5.7
A/A .........................................................         2.9
BBB/Baa .....................................................         0.2
Other* ......................................................         0.9
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments and variable rate demand notes.

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Dividend Policy

The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times, in any particular month, pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.

Important Tax Information

All of the net investment income distributions paid by BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc. during the taxable year ended August 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.


10              ANNUAL REPORTS                     AUGUST 31, 2006

Schedule of Investments as of August 31, 2006 (As Restated. See Note 6)
                      BlackRock MuniHoldings Florida Insured Fund (in Thousands)

     Face
    Amount    Municipal Bonds                                             Value
================================================================================
District of Columbia -- 0.4%
--------------------------------------------------------------------------------
   $ 2,050    Metropolitan Washington Airports Authority, D.C.,
              Airport System Revenue Bonds, AMT, Series A, 5.25%
              due 10/01/2032 (h)                                         $ 2,141
================================================================================
Florida --145.6%
--------------------------------------------------------------------------------
     6,600    Alachua County, Florida, School Board, COP, 5.25%
              due 7/01/2029 (b)                                            7,035
--------------------------------------------------------------------------------
              Bay County, Florida, Sales Tax Revenue Bonds (b):
     3,490        5% due 9/01/2025                                         3,719
     3,665        5% due 9/01/2026                                         3,896
--------------------------------------------------------------------------------
     4,195    Beacon Tradeport Community Development District,
              Florida, Special Assessment Revenue Refunding Bonds
              (Commercial Project), Series A, 5.625% due 5/01/2032 (k)     4,545
--------------------------------------------------------------------------------
       680    Brevard County, Florida, HFA, S/F Mortgage Revenue
              Bonds, AMT, 6.80% due 3/01/2028 (d)(g)                         688
--------------------------------------------------------------------------------
     8,000    Broward County, Florida, Educational Facilities Authority
              Revenue Bonds (Nova Southeastern University), 5%
              due 4/01/2031 (n)                                            8,372
--------------------------------------------------------------------------------
              Cape Coral, Florida, Special Obligation Revenue Bonds (a):
     3,000        5% due 10/01/2030                                        3,163
     4,190        5% due 10/01/2033                                        4,407
--------------------------------------------------------------------------------
       440    Clay County, Florida, HFA, S/F Mortgage Revenue Bonds,
              AMT, 6.55% due 3/01/2028 (d)(i)                                450
--------------------------------------------------------------------------------
     1,320    Clay County, Florida, School Board, COP (Master Lease
              Program), 5.75% due 7/01/2010 (a)(j)                         1,432
--------------------------------------------------------------------------------
       900    Collier County, Florida, IDA, IDR, Refunding (Southern
              States Utilities), AMT, 6.50% due 10/01/2025                   919
--------------------------------------------------------------------------------
              Dade County, Florida, Water and Sewer System
              Revenue Bonds (h):
    20,575        5.25% due 10/01/2021                                    21,114
    21,640        5.25% due 10/01/2026                                    22,151
--------------------------------------------------------------------------------
     2,000    Deltona, Florida, Transportation Capital Improvement
              Revenue Bonds, 5.125% due 10/01/2026 (a)                     2,142
--------------------------------------------------------------------------------
              Emerald Coast, Florida, Utilities Authority, System
              Revenue Bonds (h):
     1,130        5.25% due 1/01/2026                                      1,223
     1,560        5.25% due 1/01/2036                                      1,673
--------------------------------------------------------------------------------
              Escambia County, Florida, HFA, S/F Mortgage Revenue
              Refunding Bonds (Multi-County Program), AMT,
              Series A (a)(i):
       145        6.30% due 10/01/2020                                       145
       535        6.375% due 10/01/2026                                      536
--------------------------------------------------------------------------------
     1,835    Flagler County, Florida, Capital Improvement Revenue
              Bonds, 5% due 10/01/2035 (a)                                 1,921
--------------------------------------------------------------------------------
              Florida HFA, Homeowner Mortgage Revenue Refunding
              Bonds, AMT, Series 2 (a):
     1,615        5.75% due 7/01/2014                                      1,638
    12,965        5.90% due 7/01/2029                                     13,168
--------------------------------------------------------------------------------
       850    Florida Housing Finance Corporation, Homeowner
              Mortgage Revenue Refunding Bonds, AMT, Series 4,
              6.25% due 7/01/2022 (c)                                        864
--------------------------------------------------------------------------------
     2,055    Florida Housing Finance Corporation, Housing Revenue
              Bonds (Waverly Apartments), AMT, Series C-1, 6.30%
              due 7/01/2030 (c)                                            2,192
--------------------------------------------------------------------------------
              Florida Municipal Loan Council Revenue Bonds,
              Series B (a):
     1,285        5.375% due 11/01/2025                                    1,365
     4,150        5.375% due 11/01/2030                                    4,399
--------------------------------------------------------------------------------
     3,750    Florida State Board of Education, Capital Outlay, GO,
              Public Education, Refunding, Series D, 5.75%
              due 6/01/2022 (c)                                            4,055
--------------------------------------------------------------------------------
     1,000    Florida State Board of Education, Capital Outlay, GO,
              Public Education, Series C, 5.75% due 6/01/2010 (h)(j)       1,084
--------------------------------------------------------------------------------
     2,200    Florida State Board of Regents, Housing Revenue
              Bonds (University of Central Florida), 5.25%
              due 10/01/2026 (h)                                           2,322
--------------------------------------------------------------------------------
     7,165    Florida State Board of Regents, University Systems
              Improvement Revenue Bonds, 5.25%
              due 7/01/2007 (a)(j)                                         7,335
--------------------------------------------------------------------------------
     3,505    Florida State Department of General Services, Division
              Facilities Management Revenue Bonds (Florida Facilities
              Pool), Series A, 6% due 9/01/2010 (b)(j)                     3,848
--------------------------------------------------------------------------------
              Florida State Governmental Utility Authority, Utility
              Revenue Bonds (b):
     2,350        (Citrus Utility System), 5.125% due 10/01/2033           2,469
     2,900        (Lehigh Utility System), 5.125% due 10/01/2033           3,046
--------------------------------------------------------------------------------
     8,805    Fort Myers, Florida, Utility System Revenue Refunding
              Bonds, 5% due 10/01/2031 (a)                                 9,305
--------------------------------------------------------------------------------
     3,750    Halifax Hospital Medical Center, Florida, Hospital
              Revenue Refunding and Improvement Bonds, Series A,
              5.25% due 6/01/2026                                          3,933
--------------------------------------------------------------------------------
    16,000    Hernando County, Florida, School Board, COP, 5%
              due 7/01/2030 (a)                                           16,802
--------------------------------------------------------------------------------
              Highlands County, Florida, Health Facilities Authority,
              Hospital Revenue Bonds (Adventist Health System):
     7,135        Series A, 6% due 11/15/2011 (j)                          7,959
     6,285        Series C, 5.25% due 11/15/2036                           6,614
--------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DRIVERS Derivative Inverse Tax-Exempt Receipts
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
PILOT   Payment in Lieu of Taxes
S/F     Single-Family
VRDN    Variable Rate Demand Notes


              ANNUAL REPORTS                     AUGUST 31, 2006              11

                     BlackRock MuniHoldings Florida Insured Fund  (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
Florida (continued)
--------------------------------------------------------------------------------
              Hillsborough County, Florida, School Board, COP (a)(j):
   $ 6,600        5.375% due 7/01/2009                                   $ 6,916
    33,400        6% due 7/01/2009                                        35,860
--------------------------------------------------------------------------------
     1,300    Indian River County, Florida, Water and Sewer Revenue
              Refunding Bonds, Series A, 5.25% due 9/01/2018 (h)           1,362
--------------------------------------------------------------------------------
     1,800    Jacksonville, Florida, Economic Development
              Commission, Health Care Facilities Revenue Bonds
              (Mayo Clinic -- Jacksonville), Series A, 5.50%
              due 11/15/2036 (a)                                           1,939
--------------------------------------------------------------------------------
     7,305    Jacksonville, Florida, Guaranteed Entitlement Revenue
              Refunding and Improvement Bonds, 5.25%
              due 10/01/2032 (h)                                           7,777
--------------------------------------------------------------------------------
     1,870    Jacksonville, Florida, Port Authority, Seaport Revenue
              Bonds, AMT, 5.625% due 11/01/2026 (a)                        1,982
--------------------------------------------------------------------------------
              Jacksonville, Florida, Sales Tax Revenue Bonds:
     2,000        5.50% due 10/01/2016 (b)                                 2,163
     3,800        5.50% due 10/01/2018 (b)                                 4,097
    11,400        5% due 10/01/2027 (a)                                   11,897
--------------------------------------------------------------------------------
     1,500    Jacksonville, Florida, Water and Sewer Revenue Bonds
              (United Water Florida Project), AMT, 6.35%
              due 8/01/2025 (b)                                            1,518
--------------------------------------------------------------------------------
     4,225    Lee County, Florida, Capital Revenue Bonds, 5.25%
              due 10/01/2023 (b)                                           4,560
--------------------------------------------------------------------------------
        85    Lee County, Florida, HFA, S/F Mortgage Revenue Bonds
              (Multi-County Program), AMT, Series A-1, 7.20%
              due 3/01/2033 (d)(g)                                            86
--------------------------------------------------------------------------------
       410    Lee County, Florida, HFA, S/F Mortgage Revenue
              Refunding Bonds, AMT, Series A-2, 6.30%
              due 3/01/2029 (d)(e)(g)                                        414
--------------------------------------------------------------------------------
     7,375    Lee County, Florida, School Board, COP, Series A, 5%
              due 8/01/2025 (c)                                            7,825
--------------------------------------------------------------------------------
              Leesburg, Florida, Capital Improvement Revenue
              Bonds (h):
     1,605        5.25% due 10/01/2027                                     1,729
     3,425        5.25% due 10/01/2034                                     3,658
--------------------------------------------------------------------------------
       505    Manatee County, Florida, HFA, S/F Mortgage Revenue
              Refunding Bonds, AMT, Sub-Series 1, 6.25%
              due 11/01/2028 (d)                                             512
--------------------------------------------------------------------------------
     3,675    Marco Island, Florida, Utility System Revenue Bonds,
              5% due 10/01/2033 (a)                                        3,831
--------------------------------------------------------------------------------
     5,990    Martin County, Florida, Utilities System Revenue Bonds,
              5.125% due 10/01/2033 (b)                                    6,292
--------------------------------------------------------------------------------
              Miami Beach, Florida, Stormwater Revenue Bonds (h):
     1,630        5.75% due 9/01/2016                                      1,769
     1,000        5.25% due 9/01/2020                                      1,063
     4,400        5.25% due 9/01/2025                                      4,641
     1,910        5.375% due 9/01/2030                                     2,021
--------------------------------------------------------------------------------
              Miami Beach, Florida, Water and Sewer Revenue
              Bonds (b):
     2,690        5.625% due 9/01/2018                                     2,901
    10,600        5.75% due 9/01/2025                                     11,435
--------------------------------------------------------------------------------
              Miami-Dade County, Florida, Aviation Revenue Bonds,
              AMT, Series A:
     9,180        5% due 10/01/2033 (c)                                    9,412
     6,230        5.125% due 10/01/2035 (c)                                6,431
     6,000        (Miami International Airport), 6%
                  due 10/01/2024 (h)                                       6,522
    10,000        (Miami International Airport), 6%
                  due 10/01/2029 (h)                                      10,839
--------------------------------------------------------------------------------
              Miami-Dade County, Florida, Educational Facilities
              Authority Revenue Bonds (University of Miami),
              Series A (b):
     1,000        5.50% due 4/01/2019                                      1,068
    19,425        6% due 4/01/2023                                        21,037
     5,000        5.75% due 4/01/2029                                      5,360
--------------------------------------------------------------------------------
              Miami-Dade County, Florida, Expressway Authority, Toll
              System Revenue Bonds, Series B (h):
     8,995        5.25% due 7/01/2027                                      9,657
    12,640        5% due 7/01/2033                                        13,205
--------------------------------------------------------------------------------
    12,250    Miami-Dade County, Florida, Expressway Authority, Toll
              System Revenue Refunding Bonds, 5.125%
              due 7/01/2025 (h)                                           12,978
--------------------------------------------------------------------------------
     6,705    Miami-Dade County, Florida, GO (Parks Program), 6%
              due 11/01/2024 (h)                                           7,219
--------------------------------------------------------------------------------
     2,185    Miami-Dade County, Florida, HFA, M/F Mortgage
              Revenue Bonds (Marbrisa Apartments Project), AMT,
              Series 2A, 6% due 8/01/2026 (c)                              2,313
--------------------------------------------------------------------------------
              Miami-Dade County, Florida, IDA, IDR (b):
     5,100        (Airis Miami II LLC Project), AMT, 6%
                  due 10/15/2019                                           5,470
     3,280        (BAC Funding Corporation Project), Series A,
                  5.25% due 10/01/2020                                     3,518
--------------------------------------------------------------------------------
     3,750    Miami-Dade County, Florida, School Board, COP,
              Series A, 5% due 11/01/2022 (b)                              3,990
--------------------------------------------------------------------------------
              Miami-Dade County, Florida, Solid Waste System
              Revenue Bonds:
     2,945        5.50% due 10/01/2015 (c)                                 3,182
     3,105        5.50% due 10/01/2016 (c)                                 3,352
     8,800        5.25% due 10/01/2030 (a)                                 9,485
--------------------------------------------------------------------------------
              Nassau County, Florida, Public Improvement Revenue
              Refunding Bonds (a):
     1,035        5.75% due 5/01/2016                                      1,125
     1,095        5.75% due 5/01/2017                                      1,186
     1,155        5.75% due 5/01/2018                                      1,251
     1,225        5.75% due 5/01/2019                                      1,327
--------------------------------------------------------------------------------
     5,175    Nassau County, Florida, Water and Sewer System
              Revenue Bonds, 5.125% due 9/01/2033 (a)                      5,434
--------------------------------------------------------------------------------
     1,015    Orange County, Florida, HFA, S/F Mortgage Revenue
              Bonds, AMT, 6.85% due 10/01/2027 (d)(g)                      1,016
--------------------------------------------------------------------------------
              Orange County, Florida, Health Facilities Authority,
              Hospital Revenue Bonds:
     2,900        (Adventist Health System), 6.25% due 11/15/2024          3,217
     9,220        (Orlando Regional Healthcare), 6%
                  due 12/01/2012 (j)                                      10,340
     5,000        (Orlando Regional Healthcare), Series A, 6.25%
                  due 10/01/2018 (a)                                       5,990
--------------------------------------------------------------------------------


12              ANNUAL REPORTS                     AUGUST 31, 2006

                     BlackRock MuniHoldings Florida Insured Fund  (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
Florida (continued)
--------------------------------------------------------------------------------
   $ 1,300    Orange County, Florida, School Board COP, 5.50%
              due 8/01/2025 (b)                                         $  1,378
--------------------------------------------------------------------------------
    31,745    Orange County, Florida, Tourist Development, Tax
              Revenue Bonds, 5.75% due 10/01/2009 (b)(j)                  33,728
--------------------------------------------------------------------------------
              Orlando and Orange County, Florida, Expressway
              Authority Revenue Bonds, Series B (b):
     3,250        5% due 7/01/2030                                         3,385
    37,550        5% due 7/01/2035                                        38,989
--------------------------------------------------------------------------------
              Osceola County, Florida, Infrastructure Sales Surplus Tax
              Revenue Bonds (b):
     3,155        5.375% due 10/01/2018                                    3,414
     7,680        5.25% due 10/01/2025                                     8,177
--------------------------------------------------------------------------------
              Osceola County, Florida, Sales Tax Revenue Bonds (h):
     2,065        5.625% due 6/01/2016                                     2,252
     1,605        5.625% due 6/01/2017                                     1,745
     1,075        5.625% due 6/01/2018                                     1,169
--------------------------------------------------------------------------------
     4,240    Osceola County, Florida, School Board, COP, Series A,
              5.25% due 6/01/2027 (b)                                      4,503
--------------------------------------------------------------------------------
     5,560    Osceola County, Florida, Tourist Development Tax
              Revenue Bonds, Series A, 5.50% due 10/01/2027 (h)            5,994
--------------------------------------------------------------------------------
     9,935    Palm Beach County, Florida, GO (Liquidated Acquisition
              Program), Series B, 5.75% due 8/01/2009 (a)(j)              10,615
--------------------------------------------------------------------------------
     6,115    Palm Beach County, Florida, School Board COP,
              Refunding, Series B, 5.375% due 8/01/2017 (b)                6,579
--------------------------------------------------------------------------------
              Palm Beach County, Florida, School Board, COP, Series A:
     5,070        6% due 8/01/2010 (h)(j)                                  5,553
    13,205        6.25% due 8/01/2010 (h)(j)                              14,577
    13,500        5% due 8/01/2031 (c)                                    14,200
--------------------------------------------------------------------------------
     4,000    Palm Coast, Florida, Utility System Revenue Bonds, 5%
              due 10/01/2027 (a)                                           4,169
--------------------------------------------------------------------------------
     3,000    Panama City, Florida, Water and Sewer Revenue Bonds,
              Series B, 5.25% due 10/01/2022 (a)                           3,254
--------------------------------------------------------------------------------
     2,070    Pembroke Pines, Florida, Public Improvement Revenue
              Bonds, Series A, 5% due 10/01/2034 (b)                       2,163
--------------------------------------------------------------------------------
              Polk County, Florida, Public Facilities Revenue Bonds (a):
     3,195        5% due 12/01/2025                                        3,387
     4,940        5% due 12/01/2033                                        5,186
--------------------------------------------------------------------------------
     9,885    Polk County, Florida, School Board COP, Master Lease,
              Series A, 5.50% due 1/01/2025 (c)                           10,569
--------------------------------------------------------------------------------
              Port St. Lucie, Florida, Utility Revenue Bonds (a):
     1,280        5.25% due 9/01/2026                                      1,388
     1,345        5.25% due 9/01/2027                                      1,448
--------------------------------------------------------------------------------
              Port St. Lucie, Florida, Utility System Revenue Refunding
              Bonds, Series A (a):
     5,000        5% due 9/01/2028                                         5,282
     5,335        5% due 9/01/2029                                         5,636
--------------------------------------------------------------------------------
              Saint Johns County, Florida, IDA, IDR, Refunding
              (Professional Golf Project) (a):
     1,275        5.50% due 9/01/2015                                      1,387
     1,345        5.50% due 9/01/2016                                      1,462
     1,420        5.50% due 9/01/2017                                      1,534
     1,500        5.50% due 9/01/2018                                      1,621
--------------------------------------------------------------------------------
              Saint Johns County, Florida, Ponte Vedra Utility System
              Revenue Bonds (c):
     2,945        5% due 10/01/2030                                        3,101
     1,680        5% due 10/01/2035                                        1,761
--------------------------------------------------------------------------------
              Saint Johns County, Florida, Sales Tax Revenue Bonds (b):
     1,375        Series A, 5.25% due 10/01/2028                           1,474
     1,355        Series A, 5.25% due 10/01/2031                           1,447
     2,000        Series A, 5.25% due 10/01/2034                           2,131
     1,430        Series B, 5.25% due 10/01/2027                           1,536
       840        Series B, 5.25% due 10/01/2032                             896
--------------------------------------------------------------------------------
     3,500    Saint Johns County, Florida, Transportation Improvement
              Revenue Bonds, 5.125% due 10/01/2032 (b)                     3,678
--------------------------------------------------------------------------------
     4,055    Saint Lucie County, Florida, School Board, COP, 6.25%
              due 7/01/2010 (c)(j)                                         4,472
--------------------------------------------------------------------------------
              Saint Lucie County, Florida, School Board COP,
              Refunding (c):
     1,495        Series A, 5.50% due 7/01/2018                            1,612
     1,170        Series C, 5.50% due 7/01/2018                            1,262
--------------------------------------------------------------------------------
              Saint Lucie, Florida, West Services District, Utility
              Revenue Bonds (a):
     1,720        5.25% due 10/01/2034                                     1,849
     4,750        5% due 10/01/2038                                        4,972
--------------------------------------------------------------------------------
     3,250    Saint Lucie, Florida, West Services District, Utility
              Revenue Refunding Bonds, Senior Lien, 6%
              due 10/01/2022 (a)                                           3,577
--------------------------------------------------------------------------------
     1,750    South Lake County, Florida, Hospital District Revenue
              Bonds (South Lake Hospital Inc.), 5.80% due 10/01/2034       1,823
--------------------------------------------------------------------------------
     2,250    Sunrise, Florida, Utility System Revenue Refunding
              Bonds, 5.20% due 10/01/2022 (b)                              2,498
--------------------------------------------------------------------------------
     2,430    Sunrise Lakes, Florida, Phase 4 Recreation District,
              Refunding Bonds, GO, 5.25% due 8/01/2024 (b)                 2,483
--------------------------------------------------------------------------------
              Tallahassee, Florida, Lease Revenue Bonds (Florida State
              University Project), Series A (a):
     2,800        5.25% due 8/01/2023                                      2,936
     1,000        5.375% due 8/01/2026                                     1,057
--------------------------------------------------------------------------------
    30,335    Tampa Bay, Florida, Water Utility System Revenue Bonds,
              6% due 10/01/2011 (h)(j)                                    33,644
--------------------------------------------------------------------------------
    14,750    Tampa, Florida, Sports Authority Revenue Bonds (Local
              Option Sales Tax -- Stadium Project), 5.25%
              due 1/01/2007 (a)(j)                                        14,979
--------------------------------------------------------------------------------
     3,835    Taylor County, Florida, Sales Tax Revenue Bonds, 6%
              due 10/01/2010 (h)(j)                                        4,183
--------------------------------------------------------------------------------
     8,935    University of Central Florida (UCF) Athletics Association
              Inc., COP, Series A, 5.25% due 10/01/2034 (h)                9,468
--------------------------------------------------------------------------------


              ANNUAL REPORTS                     AUGUST 31, 2006              13

Schedule of Investments (concluded)
                     BlackRock MuniHoldings Florida Insured Fund  (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
Florida (concluded)
--------------------------------------------------------------------------------
              Village Center Community Development District, Florida,
              Recreational Revenue Bonds, Series A (a):
   $10,775        5.375% due 11/01/2034                                 $ 11,674
     1,750        5.125% due 11/01/2036                                    1,850
--------------------------------------------------------------------------------
     3,000    Village Center Community Development District, Florida,
              Utility Revenue Bonds, 5.25% due 10/01/2023 (a)              3,242
--------------------------------------------------------------------------------
              Volusia County, Florida, IDA, Student Housing Revenue
              Bonds (Stetson University Project), Series A (l):
     2,075        5% due 6/01/2025                                         2,197
     1,740        5% due 6/01/2035                                         1,822
================================================================================
Georgia -- 1.8%
--------------------------------------------------------------------------------
     9,700    Atlanta, Georgia, Airport Passenger Facility Charge and
              Subordinate Lien General Revenue Refunding Bonds,
              Series C, 5% due 1/01/2033 (c)                              10,062
================================================================================
Michigan -- 1.9%
--------------------------------------------------------------------------------
    10,250    Detroit, Michigan, Sewage Disposal System, Second
              Lien Revenue Bonds, Series B, 5% due 7/01/2036 (h)          10,728
================================================================================
Puerto Rico -- 1.0%
--------------------------------------------------------------------------------
     2,600    Puerto Rico Commonwealth, Public Improvement, GO,
              Series A, 5.25% due 7/01/2026                                2,770
--------------------------------------------------------------------------------
     2,725    Puerto Rico Industrial, Tourist, Educational, Medical and
              Environmental Control Facilities Revenue Bonds
              (University Plaza Project), Series A, 5.625%
              due 7/01/2019 (a)                                            2,916
--------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost -- $796,345) --150.7%                                837,086
================================================================================

      Face
    Amount    Municipal Bonds Held in Trust (f)                          Value
===============================================================================
Florida -- 16.9%
-------------------------------------------------------------------------------
   $28,210    Florida State Board of Education, Lottery Revenue
              Bonds, Series B, 6.25% due 7/01/2010 (h)(j)             $  31,109
-------------------------------------------------------------------------------
    28,650    Florida State Turnpike Authority, Turnpike Revenue
              Bonds (Department of Transportation), Series A,
              6.25% due 7/01/2010 (h)(j)                                 31,594
-------------------------------------------------------------------------------
    19,925    Lee County, Florida, Airport Revenue Bonds, AMT,
              Series A, 6% due 10/01/2029 (c)                            21,597
-------------------------------------------------------------------------------
     8,790    Santa Rosa County, Florida, School Board, COP,
              Revenue Refunding Bonds, Series 2, 5.25%
              due 2/01/2031 (h)                                           9,456
-------------------------------------------------------------------------------
              Total Municipal Bonds Held in Trust
              (Cost -- $88,266) -- 16.9%                                 93,756
===============================================================================

    Shares
      Held    Short-Term Securities
===============================================================================
    15,670    CMA Florida Municipal Money Fund, 2.92% (m)(o)             15,670
-------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost -- $15,670) -- 2.8%                                  15,670
===============================================================================
Total Investments
(Cost -- $900,281*) --170.4%                                            946,512

Other Assets Less Liabilities -- 3.1%                                    17,142

Liability for Trust Certificates, Including
Interest Expense Payable -- (8.1%)                                      (44,782)

Preferred Shares, at Redemption Value -- (65.4%)                       (363,378)
                                                                      ---------
Net Assets Applicable to Common Shares -- 100.0%                      $ 555,494
                                                                      =========

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................      $ 859,500
                                                                      =========
      Gross unrealized appreciation ............................      $  42,697
      Gross unrealized depreciation ............................           (136)
                                                                      ---------
      Net unrealized appreciation ..............................      $  42,561
                                                                      =========

(a)   MBIA Insured.
(b)   AMBAC Insured.
(c)   FSA Insured.
(d)   GNMA Collateralized.
(e)   FHLMC Collateralized.
(f) Restated. See Note 6. Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.
(g)   FNMA Collateralized.
(h)   FGIC Insured.
(i)   FHA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l)   CIFG Insured.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      CMA Florida Municipal Money Fund15,670               15,670        $278
      Merrill Lynch Institutional Tax-Exempt Fund          (2,535)       $ 53
      --------------------------------------------------------------------------

(n)   Assured Guaranty Insured.
(o)   Represents the current yield as of August 31, 2006.

      See Notes to Financial Statements.


14              ANNUAL REPORTS                     AUGUST 31, 2006

Schedule of Investments as of August 31, 2006 (As Restated. See Note 6)
               BlackRock MuniHoldings New York Insured Fund, Inc. (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
New York -- 138.8%
--------------------------------------------------------------------------------
              Albany County, New York, Airport Authority, Airport
              Revenue Bonds, AMT (g):
   $ 1,500        5.375% due 12/15/2017                                  $ 1,554
     1,500        5.50% due 12/15/2019                                     1,558
     5,200        6% due 12/15/2023 (o)                                    5,445
--------------------------------------------------------------------------------
     3,375    Albany, New York, IDA, Civic Facility Revenue Bonds
              (The University Heights Association -- Albany Law
              School), Series A, 6.75% due 12/01/2029 (k)                  3,690
--------------------------------------------------------------------------------
     1,000    Albany, New York, Municipal Water Finance Authority,
              Water and Sewer System Revenue Refunding Bonds,
              Series A, 6.375% due 12/01/2009 (e)(j)                       1,095
--------------------------------------------------------------------------------
     2,000    Buffalo, New York, GO, Series D, 6% due 12/01/2009 (j)       2,168
--------------------------------------------------------------------------------
     1,025    Erie County, New York, GO, Public Improvement,
              Series A, 5.75% due 10/01/2013 (e)                           1,097
--------------------------------------------------------------------------------
              Erie County, New York, IDA, School Facility Revenue
              Bonds (City of Buffalo Project) (g):
     2,500        5.75% due 5/01/2019                                      2,752
     5,150        5.75% due 5/01/2024                                      5,509
--------------------------------------------------------------------------------
              Long Island Power Authority, New York, Electric System
              Revenue Bonds:
     3,000        Series A, 5% due 9/01/2029 (a)                           3,145
     5,950        Series A, 5% due 9/01/2034 (a)                           6,210
     5,000        Series C, 5% due 9/01/2035                               5,212
--------------------------------------------------------------------------------
     5,750    Long Island Power Authority, New York, Electric System
              Revenue Refunding Bonds, Series B, 5% due 12/01/2035 (c)     6,021
--------------------------------------------------------------------------------
     3,750    Madison County, New York, IDA, Civic Facility Revenue
              Bonds (Colgate University Project), Series A, 5%
              due 7/01/2035 (a)                                            3,933
--------------------------------------------------------------------------------
              Metropolitan Transportation Authority, New York,
              Dedicated Tax Fund Revenue Bonds, Series A:
     5,000        5% due 11/15/2011 (e)(j)                                 5,333
     8,000        5% due 11/15/2035 (i)                                    8,424
--------------------------------------------------------------------------------
     1,500    Metropolitan Transportation Authority, New York,
              Dedicated Tax Fund, Revenue Refunding Bonds, VRDN,
              Series B, 3.33% due 11/01/2022 (g)(l)                        1,500
--------------------------------------------------------------------------------
              Metropolitan Transportation Authority, New York,
              Revenue Refunding Bonds:
                  Series A, 5% due 11/15/2030 (g)                         15,140
     2,500        Series A, 5.25% due 11/15/2031 (e)                       2,671
    29,000        Series A, 5.75% due 11/15/2032 (g)                      31,930
     1,500        Series B, 5% due 11/15/2028 (i)                          1,568
--------------------------------------------------------------------------------
              Metropolitan Transportation Authority, New York,
              Service Contract Revenue Refunding Bonds Series A (e):
     3,500        5% due 7/01/2021                                         3,705
     2,000        5% due 7/01/2025                                         2,100
--------------------------------------------------------------------------------
              Metropolitan Transportation Authority, New York,
              Transit Facilities Revenue Bonds (j):
     2,535        Series C, 4.75% due 7/01/2012 (g)                        2,687
     1,000        Series C-1, 5.50% due 7/01/2008 (i)                      1,040
--------------------------------------------------------------------------------
     2,500    Metropolitan Transportation Authority, New York,
              Transportation Revenue Bonds, Series A, 5%
              due 11/15/2032 (e)                                           2,601
--------------------------------------------------------------------------------
     6,300    Metropolitan Transportation Authority, New York,
              Transportation Revenue Refunding Bonds, Series F,
              5.25% due 11/15/2027 (i)                                     6,732
--------------------------------------------------------------------------------
     1,160    Montgomery County, New York, IDA, Lease Revenue
              Bonds (Hamilton Fulton Montgomery Board of
              Cooperative Educational Services Project), Series A,
              5% due 7/01/2034 (n)                                         1,204
--------------------------------------------------------------------------------
     4,210    Nassau Health Care Corporation, New York, Health
              System Revenue Bonds, 5.75% due 8/01/2009 (g)(j)             4,544
--------------------------------------------------------------------------------
     2,000    New York City, New York, City Health and Hospital
              Corporation, Health System Revenue Refunding Bonds,
              Series A, 5.25% due 2/15/2017 (i)                            2,091
--------------------------------------------------------------------------------
              New York City, New York, City Housing Development
              Corporation, M/F Housing Revenue Bonds, AMT:
     1,250        Series C, 5% due 11/01/2026                              1,279
     2,000        Series C, 5.05% due 11/01/2036                           2,065
     2,340        Series H-2, 5.125% due 11/01/2034                        2,380
--------------------------------------------------------------------------------
       885    New York City, New York, City IDA, Civic Facility
              Revenue Bonds (Anti-Defamation League Foundation),
              Series A, 5.50% due 6/01/2022 (i)                              915
--------------------------------------------------------------------------------
     1,200    New York City, New York, City IDA, Civic Facility
              Revenue Refunding Bonds (Nightingale-Bamford
              School), 5.25% due 1/15/2017 (a)                             1,293
--------------------------------------------------------------------------------
    12,700    New York City, New York, City IDA, IDR (Japan Airlines
              Company), AMT, 6% due 11/01/2015 (g)                        12,871
--------------------------------------------------------------------------------
              New York City, New York, City IDA, PILOT Revenue Bonds:
     5,250        (Queens Baseball Stadium Project), 5%
                  due 1/01/2036 (a)                                        5,531
     4,250        (Yankee Stadium Project), 5% due 3/01/2036 (i)           4,472
    11,000        (Yankee Stadium Project), 4.50% due 3/01/2039 (e)       10,937
     3,250        (Yankee Stadium Project), 5% due 3/01/2046 (e)           3,394
--------------------------------------------------------------------------------
     7,965    New York City, New York, City IDA, Parking Facility Revenue
              Bonds (Royal Charter -- New York Presbyterian), 5.75%
              due 12/15/2029 (g)                                           8,804
--------------------------------------------------------------------------------
     1,500    New York City, New York, City IDA, Special Facility
              Revenue Refunding Bonds (Terminal One Group
              Association Project), AMT, 5.50% due 1/01/2024               1,613
--------------------------------------------------------------------------------
     6,720    New York City, New York, City Municipal Financing
              Authority, Water and Sewer Systems Revenue Bonds,
              5% due 6/15/2036 (i)                                         7,059
--------------------------------------------------------------------------------
       500    New York City, New York, City Municipal Water Finance
              Authority, Water and Sewer System, Crossover Revenue
              Refunding Bonds, Series F, 5% due 6/15/2029 (g)                515
--------------------------------------------------------------------------------
              New York City, New York, City Municipal Water Finance
              Authority, Water and Sewer System Revenue Bonds:
                  Series A, 5.75% due 6/15/2009 (e)(j)                     3,044
     8,500        Series B, 5.75% due 6/15/2007 (i)(j)                     8,733
     1,600        VRDN, Series C, 3.56% due 6/15/2023 (e)(l)               1,600
--------------------------------------------------------------------------------


              ANNUAL REPORTS                     AUGUST 31, 2006              15

              BlackRock MuniHoldings New York Insured Fund, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
New York (continued)
--------------------------------------------------------------------------------
              New York City, New York, City Municipal Water Finance
              Authority, Water and Sewer System, Revenue
              Refunding Bonds:
   $ 1,250        Series A, 5.125% due 6/15/2034 (i)                     $ 1,314
     5,500        Series A, 5% due 6/15/2035 (a)                           5,705
     2,400        Series B, 5% due 6/15/2036 (g)                           2,506
     1,750        Series C, 5% due 6/15/2035 (i)                           1,823
--------------------------------------------------------------------------------
     3,900    New York City, New York, City Municipal Water Finance
              Authority, Water and Sewer System Revenue Refunding
              Bonds, VRDN, Series G, 3.35% due 6/15/2024 (e)(l)            3,900
--------------------------------------------------------------------------------
              New York City, New York, City Transitional Finance
              Authority, Future Tax Secured Revenue Bonds:
     1,145        Series B, 5.50% due 2/01/2012 (i)                        1,238
       805        Series B, 5.50% due 2/01/2013 (i)                          870
     6,405        Series B, 6.25% due 11/15/2018 (e)                       7,060
     1,180        Series C, 5.50% due 5/01/2009 (j)                        1,250
    16,200        Series C, 5% due 2/01/2033 (e)                          16,861
     2,500        Series E, 5.25% due 2/01/2022 (i)                        2,675
--------------------------------------------------------------------------------
     1,000    New York City, New York, City Transitional Finance
              Authority, Revenue Refunding Bonds, Series A, 5%
              due 11/15/2026 (e)                                           1,049
--------------------------------------------------------------------------------
              New York City, New York, GO:
                  Series B, 5.75% due 8/01/2013 (i)                        4,875
     3,750        Series D, 5.25% due 10/15/2023                           4,000
     1,850        Series I, 6.25% due 4/15/2007 (i)(j)                     1,900
     8,000        Series J, 5% due 5/15/2023                               8,369
     1,975        Series J, 5% due 3/01/2030                               2,055
     8,300        Series M, 5% due 4/01/2035                               8,616
     1,150        Sub-Series C-1, 5.25% due 8/15/2026                      1,228
--------------------------------------------------------------------------------
              New York City, New York, GO, Refunding Series A:
       880        6.375% due 5/15/2010 (e)(j)                                973
     3,700        6.25% due 5/15/2026 (g)                                  4,050
--------------------------------------------------------------------------------
              New York City, New York, Sales Tax Asset Receivable
              Corporation Revenue Bonds (a):
                  DRIVERS, Series 1438Z, 6.474%
                  due 10/15/2012 (m)
    11,850        Series A, 5% due 10/15/2032                             12,421
--------------------------------------------------------------------------------
     3,950    New York City, New York, Trust for Cultural Resources,
              Revenue Refunding Bonds (American Museum of Natural
              History), Series A, 5% due 7/01/2036 (i)                     4,135
--------------------------------------------------------------------------------
     3,000    New York Convention Center Development Corporation,
              New York, Revenue Bonds (Hotel Unit Fee Secured),
              5% due 11/15/2030 (a)                                        3,151
--------------------------------------------------------------------------------
              New York State Dormitory Authority, Hospital Revenue
              Refunding Bonds:
     1,000        (New York Presbyterian Hospital), 5.50%
                  due 8/01/2011 (a)(f)                                     1,078
     2,000        (North General Hospital), 5.75% due 2/15/2017 (n)        2,215
--------------------------------------------------------------------------------
              New York State Dormitory Authority, Lease
              Revenue Bonds:
     1,535        (Municipal Health Facilities Improvement Program),
                  Series l, 5.50% due 1/15/2014 (g)                        1,651
       645        (Office Facilities Audit and Control), 5.50%
                  due 4/01/2023 (i) 681
--------------------------------------------------------------------------------
     2,500    New York State Dormitory Authority, Non-State Supported
              Debt, Revenue Refunding Bonds (Cornell University),
              Series A, 5% due 7/01/2035                                   2,629
--------------------------------------------------------------------------------
              New York State Dormitory Authority Revenue Bonds:
     1,340        (853 Schools Program), Issue 2, Series E, 5.75%
                  due 7/01/2019 (a)                                        1,428
     1,200        (Cooper Union of Advance Science), 6.25%
                  due 7/01/2029 (i)                                        1,293
     2,058        (Gustavus Adolphus Child & Family Services, Inc.),
                  Series B, 5.50% due 7/01/2018 (a)                        2,180
     6,750        (Interfaith Medical Center), Series D, 5.40%
                  due 2/15/2028 (i)                                        6,999
     1,585        (Long Island University), Series B, 5.50%
                  due 9/01/2020 (k)                                        1,707
     1,250        (Long Island University), Series B, 5.25%
                  due 9/01/2028 (k)                                        1,319
     1,180        (New York State Rehabilitation Association), Series A,
                  5.25% due 7/01/2019 (c)                                  1,271
     1,000        (New York State Rehabilitation Association), Series A,
                  5.125% due 7/01/2023 (c)                                 1,050
     5,345        (Pace University), 6% due 7/01/2010 (j)                  5,857
     2,150        (Saint Barnabas Hospital), 5.45%
                  due 8/01/2035 (a)(f)                                     2,205
     1,240        (School Districts Financing Program), Series D, 5%
                  due 10/01/2030 (i)                                       1,286
     6,900        (School Districts Financing Program), Series E, 5.75%
                  due 10/01/2030 (i)                                       7,585
     1,405        (Upstate Community Colleges), Series A, 6%
                  due 7/01/2010 (g)(j)                                     1,540
--------------------------------------------------------------------------------
              New York State Dormitory Authority Revenue
              Refunding Bonds:
     3,700        (Bronx-Lebanon Hospital Center), Series E, 5.20%
                  due 2/15/2013 (i)                                        3,823
     1,865        (City University System), Series 1, 5.25%
                  due 7/01/2014 (e)                                        1,939
     3,400        (Saint Charles Hospital and Rehabilitation Center),
                  Series A, 5.625% due 7/01/2012 (i)                       3,601
     1,370        (School District Financing Program), Series I,
                  5.75% due 10/01/2018 (i)                                 1,517
     4,485        Series B, 5.50% due 8/15/2017 (i)                        4,610
--------------------------------------------------------------------------------


16              ANNUAL REPORTS                     AUGUST 31, 2006

              BlackRock MuniHoldings New York Insured Fund, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
New York (continued)
--------------------------------------------------------------------------------
   $ 6,250    New York State Dormitory Authority, State University
              Educational Facilities Revenue Refunding Bonds (1989
              Resources), 6% due 5/15/2012 (i)                           $ 6,813
--------------------------------------------------------------------------------
              New York State Dormitory Authority, Supported Debt
              Revenue Bonds:
     1,550        (Mental Health Facilities), Series B, 5.25%
                  due 2/15/2014 (j)                                        1,703
       285        (Mental Health Facilities), Series B, 5.25%
                  due 2/15/2023                                              305
     1,060        (Mental Health Facilities), Series D, 5.875%
                  due 8/15/2010 (g)(j)                                     1,150
     7,000        (State University Dormitory Facilities), Series A, 5%
                  due 7/01/2031 (i)                                        7,383
--------------------------------------------------------------------------------
     1,000    New York State Dormitory Authority, Supported Debt
              Revenue Refunding Bonds (Department of Health),
              Series A, 5% due 7/01/2025 (c)                               1,052
--------------------------------------------------------------------------------
    12,960    New York State Energy Research and Development
              Authority, Gas Facilities Revenue Refunding Bonds
              (Brooklyn Union Gas Company/Keyspan), AMT, Series A,
              4.70% due 2/01/2024 (e)                                     13,119
--------------------------------------------------------------------------------
     6,000    New York State Energy Research and Development
              Authority, PCR, Refunding (Central Hudson Gas and
              Electric), Series A, 5.45% due 8/01/2027 (a)                 6,324
--------------------------------------------------------------------------------
     6,000    New York State Environmental Facilities Corporation,
              Water Facilities Revenue Bonds (Long Island Water Corp.
              Project), AMT, Series A, 4.90% due 10/01/2034 (i)            6,092
--------------------------------------------------------------------------------
     4,400    New York State Environmental Facilities Corporation,
              Water Facilities Revenue Refunding Bonds (Spring Valley
              Water Company), Series B, 6.15% due 8/01/2024 (a)            4,410
--------------------------------------------------------------------------------
       750    New York State Housing Finance Agency, State Personal
              Income Tax Revenue Bonds (Economic Development and
              Housing), Series A, 5% due 9/15/2023 (i)                       790
--------------------------------------------------------------------------------
     1,500    New York State Housing Finance Agency, State Personal
              Income Tax, Revenue Refunding Bonds (Economic
              Development and Housing), Series A, 5%
              due 9/15/2034 (e)                                            1,567
--------------------------------------------------------------------------------
     6,800    New York State Medical Care Facilities Finance Agency,
              Revenue Bonds (Montefiore Medical Center), Series A,
              5.75% due 2/15/2025 (a)(f)                                   6,800
--------------------------------------------------------------------------------
     1,750    New York State Mortgage Agency, Homeowner Mortgage
              Revenue Bonds, AMT, Series 130, 4.80% due 10/01/2037         1,753
--------------------------------------------------------------------------------
              New York State Mortgage Agency, Homeowner Mortgage
              Revenue Refunding Bonds, AMT:
     2,140        Series 67, 5.70% due 10/01/2017 (i)                      2,192
     2,100        Series 83, 5.55% due 10/01/2027 (i)                      2,160
     1,500        Series 133, 4.95% due 10/01/2021                         1,540
--------------------------------------------------------------------------------
     1,170    New York State Mortgage Agency Revenue Refunding
              Bonds, AMT, Series 82, 5.65% due 4/01/2030 (i)               1,171
--------------------------------------------------------------------------------
              New York State Municipal Bond Bank Agency, Special School Purpose
              Revenue Bonds, Series C:
     2,000        5.25% due 6/01/2019                                      2,137
     3,900        5.25% due 6/01/2020                                      4,188
--------------------------------------------------------------------------------
     5,000    New York State Thruway Authority, General Revenue
              Bonds, Series F, 5% due 1/01/2030 (a)                        5,243
--------------------------------------------------------------------------------
              New York State Thruway Authority, General Revenue
              Refunding Bonds, Series G (g):
     2,000        4.75% due 1/01/2029                                      2,052
     9,250        4.75% due 1/01/2030                                      9,484
--------------------------------------------------------------------------------
     8,000    New York State Thruway Authority, Highway and Bridge
              Trust Fund Revenue Bonds, Series B-1, 5.75%
              due 4/01/2010 (e)(j)                                         8,661
--------------------------------------------------------------------------------
     8,700    New York State Thruway Authority, Second General
              Highway and Bridge Trust Fund Revenue Bonds, Series A,
              5% due 4/01/2026 (a)                                         9,244
--------------------------------------------------------------------------------
              New York State Urban Development Corporation,
              Personal Income Tax Revenue Bonds:
     3,000        Series C-1, 5% due 3/15/2013 (i)(j)                      3,239
     2,000        (State Facilities), Series A-1, 5% due 3/15/2029 (e)     2,092
--------------------------------------------------------------------------------
     1,000    Niagara Falls, New York, City School District, COP,
              Refunding (High School Facility), 5% due 6/15/2028 (g)       1,045
--------------------------------------------------------------------------------
     1,700    Oneida County, New York, IDA, Civic Facilities Revenue
              Bonds (Mohawk Valley), Series A, 5.20% due 2/01/2013 (g)     1,764
--------------------------------------------------------------------------------
     1,800    Oneida-Herkimer, New York, Solid Waste Management
              Authority, Solid Waste Revenue Refunding Bonds, 5.50%
              due 4/01/2013 (g)                                            1,968
--------------------------------------------------------------------------------
     2,500    Port Authority of New York and New Jersey, Consolidated
              Revenue Bonds, AMT, One Hundred Thirty-Seventh Series,
              5.125% due 7/15/2030 (g)                                     2,628
--------------------------------------------------------------------------------
    12,000    Port Authority of New York and New Jersey Revenue
              Refunding Bonds, AMT, 120th Series, 6%
              due 10/15/2032 (i)                                          12,419
--------------------------------------------------------------------------------
              Port Authority of New York and New Jersey, Special
              Obligation Revenue Bonds (JFK International Air Terminal
              LLC), AMT, Series 6 (i):
                  6.25% due 12/01/2011                                     3,325
     7,830        6.25% due 12/01/2015                                     9,097
     7,000        5.90% due 12/01/2017                                     7,319
--------------------------------------------------------------------------------
     2,500    Rensselaer, New York, City School District, COP, 5%
              due 6/01/2036 (n)                                            2,622
--------------------------------------------------------------------------------
     2,340    Rome, New York, City School District, GO, 5.50%
              due 6/15/2009 (g)(j)                                         2,484
--------------------------------------------------------------------------------
     5,000    Schenectady, New York, IDA, Civic Facility Revenue
              Bonds (Union College Project), Series A, 5.45%
              due 12/01/2029 (a)                                           5,338
--------------------------------------------------------------------------------


              ANNUAL REPORTS                     AUGUST 31, 2006              17

              BlackRock MuniHoldings New York Insured Fund, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
================================================================================
New York (concluded)
--------------------------------------------------------------------------------
   $ 3,000    Schenectady, New York, IDA, Civic Facility Revenue
              Refunding Bonds (Union College Project), Series A,
              5.625% due 7/01/2031 (a)                                   $ 3,276
--------------------------------------------------------------------------------
     1,000    Suffolk County, New York, IDA, Civic Facility Revenue
              Refunding Bonds (Dowling College), Series A, 5%
              due 6/01/2036 (d)                                            1,022
--------------------------------------------------------------------------------
     4,355    Suffolk County, New York, IDA, IDR (Keyspan -- Port
              Jefferson), AMT, 5.25% due 6/01/2027                         4,520
--------------------------------------------------------------------------------
              Suffolk County, New York, IDA, Solid Waste Disposal
              Facility, Revenue Refunding Bonds (Ogden Martin
              System Huntington Project), AMT (a):
     4,660        6% due 10/01/2010                                        5,047
     5,000        6.15% due 10/01/2011                                     5,526
     3,530        6.25% due 10/01/2012                                     3,973
--------------------------------------------------------------------------------
     1,300    Suffolk County, New York, Public Improvement, GO,
              Series B, 4.50% due 11/01/2024 (i)                           1,332
--------------------------------------------------------------------------------
              Tobacco Settlement Financing Corporation of New York
              Revenue Bonds:
     5,000        Series A-1, 5.25% due 6/01/2020 (a)                      5,375
    13,275        Series A-1, 5.25% due 6/01/2021 (a)                     14,239
     2,000        Series A-1, 5.25% due 6/01/2022 (a)                      2,142
     3,700        Series C-1, 5.50% due 6/01/2021                          4,003
--------------------------------------------------------------------------------
              Triborough Bridge and Tunnel Authority, New York,
              Revenue Refunding Bonds (i):
    12,000        5.25% due 11/15/2023                                    12,912
     8,315        5% due 11/15/2032                                        8,615
     2,095        Series A, 5% due 1/01/2012 (j)                           2,236
     1,500        Series B, 5% due 11/15/2032                              1,554
--------------------------------------------------------------------------------
              Triborough Bridge and Tunnel Authority, New York,
              Subordinate Revenue Bonds:
     2,465        5% due 11/15/2028 (a)                                    2,577
     6,000        Series A, 5.25% due 11/15/2030 (i)                       6,384
--------------------------------------------------------------------------------
     7,000    Westchester County, New York, IDA, Civic Facility
              Revenue Bonds (Purchase College Foundation Housing
              Project), Series A, 5.75% due 12/01/2031 (a)                 7,734
--------------------------------------------------------------------------------
     1,795    Yonkers, New York, GO, Series A, 5.75%
              due 10/01/2010 (e)(j)                                        1,959
================================================================================
Guam -- 1.1%
--------------------------------------------------------------------------------
              A.B. Won Guam International Airport Authority, General
              Revenue Refunding Bonds, AMT, Series C (i):
     3,700        5.25% due 10/01/2021                                     3,874
     1,050        5.25% due 10/01/2022                                     1,099
================================================================================
Puerto Rico --13.7%
--------------------------------------------------------------------------------
     4,800    Puerto Rico Commonwealth Highway and Transportation
              Authority, Transportation Revenue Bonds, 5.25%
              due 7/01/2017 (e)                                            5,200
--------------------------------------------------------------------------------
              Puerto Rico Commonwealth Highway and Transportation
              Authority, Transportation Revenue Refunding Bonds:
    10,000        Series D, 5.75% due 7/01/2012 (j)                       11,088
     2,000        Series K, 5% due 7/01/2035 (b)                           2,102
     3,750        Series L, 5.25% due 7/01/2041 (c)                        4,300
--------------------------------------------------------------------------------
     4,500    Puerto Rico Commonwealth Infrastructure Financing
              Authority, Special Tax Revenue Bonds, Series B, 5%
              due 7/01/2041 (c)                                            4,695
--------------------------------------------------------------------------------
              Puerto Rico Commonwealth Infrastructure Financing
              Authority, Special Tax and Capital Appreciation Revenue
              Bonds, Series A (q):
    10,280        4.62% due 7/01/2031 (e)                                  3,297
     5,500        4.66% due 7/01/2033 (e)                                  1,605
     9,300        4.66% due 7/01/2034 (a)                                  2,586
     2,200        4.67% due 7/01/2037 (a)                                    529
--------------------------------------------------------------------------------
     1,345    Puerto Rico Commonwealth, Public Improvement, GO,
              Refunding, Series B, 5.25% due 7/01/2032                     1,423
--------------------------------------------------------------------------------
       500    Puerto Rico Commonwealth, Public Improvement, GO,
              Series A, 5.25% due 7/01/2030                                  530
--------------------------------------------------------------------------------
     3,570    Puerto Rico Convention Center District Authority, Hotel
              Occupancy Tax Revenue Bonds, Series A, 5%
              due 7/01/2031 (a)                                            3,786
--------------------------------------------------------------------------------
              Puerto Rico Electric Power Authority, Power
              Revenue Bonds:
     4,750        Series NN, 5.125% due 7/01/2029                          4,982
     4,850        Series RR, 5% due 7/01/2029 (c)                          5,119
     4,950        Series RR, 5% due 7/01/2030 (n)                          5,217
     6,360        Series RR, 5% due 7/01/2035 (e)                          6,698
--------------------------------------------------------------------------------
                  Total Municipal Bonds
                  (Cost -- $682,773) --153.6%                            707,306
================================================================================


18              ANNUAL REPORTS                     AUGUST 31, 2006

Schedule of Investments (concluded)
              BlackRock MuniHoldings New York Insured Fund, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds Held in Trust (r)                          Value
===============================================================================
New York -- 24.5%
-------------------------------------------------------------------------------
   $18,000    Metropolitan Transportation Authority, New York,
              Revenue Refunding Bonds, Series A, 5.75%
              due 11/15/2032 (g)                                     $   19,819
-------------------------------------------------------------------------------
    23,000    New York City, New York, City Municipal Water Finance
              Authority, Water and Sewer System Revenue Bonds,
              Series A, 5.75% due 6/15/2011 (i)(j)                       25,095
-------------------------------------------------------------------------------
     9,500    New York City, New York, GO, Series C, 5.75%
              due 3/15/2027 (g)                                          10,517
-------------------------------------------------------------------------------
     7,000    New York City, New York, Sales Tax Asset Receivable
              Corporation Revenue Bonds, Series A, 5%
              due 10/15/2032 (a)                                          7,491
-------------------------------------------------------------------------------
    21,000    New York Convention Center Development
              Corporation, New York, Revenue Bonds (Hotel Unit
              Fee Secured), 5% due 11/15/2035 (a)                        21,976
-------------------------------------------------------------------------------
    26,730    Port Authority of New York and New Jersey, Special
              Obligation Revenue Bonds (JFK International Air
              Terminal), AMT, Series 6, 5.75% due 12/01/2022 (i)         27,879
===============================================================================
Puerto Rico -- 0.6%
-------------------------------------------------------------------------------
     2,500    Puerto Rico Commonwealth Highway and
              Transportation Authority, Transportation Revenue
              Bonds, Series B, 5.875% due 7/01/2035 (i)                   2,724
-------------------------------------------------------------------------------
              Total Municipal Bonds Held in Trust
              (Cost -- $112,422) -- 25.1%                               115,501
===============================================================================
    Shares
      Held    Short-Term Securities
===============================================================================
       134    CMA New York Municipal Money Fund,
              3.07% (h)(p)                                                  134
-------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost -- $134) -- 0.0%                                        134
===============================================================================
Total Investments (Cost -- $795,329*) --178.7%                          822,941

Other Assets Less Liabilities -- 2.7%                                    12,313

Liability for Trust Certificates, Including
Interest Expense Payable -- (13.4%)                                     (61,533)

Preferred Stock, at Redemption Value -- (68.0%)                        (313,083)
                                                                     ----------
Net Assets Applicable to Common Stock -- 100.0%                      $  460,638
                                                                     ==========

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................      $ 734,560
                                                                      =========
      Gross unrealized appreciation ............................      $  27,560
      Gross unrealized depreciation ............................           (256)
                                                                      ---------
      Net unrealized appreciation ..............................      $  27,304
                                                                      =========

(a)   AMBAC Insured.
(b)   Assured Guaranty Insured.
(c)   CIFG Insured.
(d)   ACA Insured.
(e)   FGIC Insured.
(f)   FHA Insured.
(g)   FSA Insured.
(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                         Net            Dividend
      Affiliate                                       Activity           Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund91                91               $91
      --------------------------------------------------------------------------

(i)   MBIA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(n)   XL Capital Insured.
(o) All or a portion of security held as collateral in connection with open financial futures contracts.
(p)   Represents the current yield as of August 31, 2006.
(q) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(r) As Restated. See Note 6. Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

o     Financial futures contracts sold as of August 31, 2006 were as follows:

      --------------------------------------------------------------------------
      Number of                        Expiration       Face         Unrealized
      Contracts        Issue              Date          Value       Depreciation
      --------------------------------------------------------------------------
      183          30-Year U.S.        September
                   Treasury Bonds         2006         $20,004        ($252)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


              ANNUAL REPORTS                     AUGUST 31, 2006              19

Statements of Net Assets (As Restated. See Note 6)

                                                                                                   BlackRock        BlackRock
                                                                                                  MuniHoldings     MuniHoldings
                                                                                                    Florida         New York
                                                                                                    Insured         Insured
As of August 31, 2006                                                                                Fund          Fund, Inc.
===============================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value* ..............................    $ 930,841,466     $ 822,807,404
            Investments in affiliated securities, at value** ...............................       15,670,135           133,974
            Cash ...........................................................................           84,466            89,429
            Interest receivable ............................................................       14,089,850         9,816,486
            Receivable for securities sold .................................................        3,603,203         3,012,195
            Prepaid expenses ...............................................................            7,606             7,294
                                                                                                -------------------------------
            Total assets ...................................................................      964,296,726       835,866,782
                                                                                                -------------------------------
===============================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------------
            Trust certificates .............................................................       44,451,090        61,077,360
            Interest expense payable .......................................................          331,028           455,823
            Payable to investment adviser ..................................................          313,119           263,706
            Payable for securities purchased ...............................................           87,835                --
            Payable for other affiliates ...................................................            7,475             6,280
            Variation margin payable .......................................................               --            68,625
            Dividends payable to Common Shareholders/Common Stock shareholders .............           93,582           142,291
            Accrued expenses ...............................................................          141,013           131,198
                                                                                                -------------------------------
            Total liabilities ..............................................................       45,425,142        62,145,283
                                                                                                -------------------------------
===============================================================================================================================
Preferred Shares/Stock
-------------------------------------------------------------------------------------------------------------------------------
            Preferred Shares/Stock, at redemption value, par value $.10 per share of
              AMPS@ at $25,000 per share liquidation preference*** .........................      363,377,738       313,083,168
                                                                                                -------------------------------
===============================================================================================================================
Net Assets Applicable to Common Shares/Stock
-------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Shares/Stock ...................................    $ 555,493,846     $ 460,638,331
                                                                                                ===============================
===============================================================================================================================
Analysis of Net Assets Applicable to Common Shares/Stock
-------------------------------------------------------------------------------------------------------------------------------
            Undistributed investment income -- net .........................................    $   3,015,013     $   2,292,082
            Accumulated realized capital losses -- net .....................................      (68,602,373)      (47,155,767)
            Unrealized appreciation -- net .................................................       46,230,502        27,360,147
                                                                                                -------------------------------
            Total accumulated losses -- net ................................................      (19,356,858)      (17,503,538)
                                                                                                -------------------------------
            Common Shares/Stock, par value $.10 per share+ .................................        3,766,766         3,079,514
            Paid-in capital in excess of par ...............................................      571,083,938       475,062,355
                                                                                                -------------------------------
            Net Assets .....................................................................    $ 555,493,846     $ 460,638,331
                                                                                                ===============================


20              ANNUAL REPORTS                     AUGUST 31, 2006

Statements of Net Assets (As Restated. See Note 6) (concluded)

                                                                                                   BlackRock        BlackRock
                                                                                                  MuniHoldings     MuniHoldings
                                                                                                    Florida         New York
                                                                                                    Insured         Insured
As of August 31, 2006                                                                                Fund          Fund, Inc.
===============================================================================================================================
Net Assets Value
-------------------------------------------------------------------------------------------------------------------------------
            Net assets value per share of Common Shares/Stock ..............................     $       14.75    $       14.96
                                                                                                 ==============================
            Market price ...................................................................     $       14.37    $       14.62
                                                                                                 ==============================
                 *Identified cost for unaffiliated securities ..............................     $ 884,610,964    $ 795,195,171
                                                                                                 ==============================
                **Identified cost for affiliated securities ................................     $  15,670,135    $     133,974
                                                                                                 ==============================
               ***Preferred Shares/Stock authorized, issued and outstanding:
                      Series A Shares/Stock ................................................             2,095            1,900
                                                                                                 ==============================
                      Series B Shares/Stock ................................................             3,495            1,900
                                                                                                 ==============================
                      Series C Shares/Stock ................................................             3,440            3,040
                                                                                                 ==============================
                      Series D Shares/Stock ................................................             2,160            3,680
                                                                                                 ==============================
                      Series E Shares/Stock ................................................             3,340            2,000
                                                                                                 ==============================
                 +Common Shares/Stock issued and outstanding ...............................        37,667,658       30,795,138
                                                                                                 ==============================

@     Auction Market Preferred Shares/Stock.

      See Notes to Financial Statements.


              ANNUAL REPORTS                     AUGUST 31, 2006              21

Statements of Operations (As Restated. See Note 6)

                                                                                                  BlackRock         BlackRock
                                                                                                 MuniHoldings      MuniHoldings
                                                                                                   Florida          New York
                                                                                                   Insured          Insured
For the Year Ended August 31, 2006                                                                  Fund           Fund, Inc.
===============================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------------
            Interest and amortization of premium and accretion of discount .................    $  46,704,780     $  39,291,081
            Dividends from affiliates ......................................................          330,974            90,857
                                                                                                -------------------------------
            Total income ...................................................................       47,035,754        39,381,938
                                                                                                -------------------------------
===============================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .......................................................        5,052,117         4,243,988
            Interest expense and fees ......................................................        1,488,500         2,303,503
            Commission fees ................................................................          924,007           796,282
            Accounting services ............................................................          263,676           237,013
            Transfer agent fees ............................................................           95,327            90,524
            Professional fees ..............................................................           58,773            55,849
            Custodian fees .................................................................           46,128            39,749
            Printing and shareholder reports ...............................................           39,861            35,527
            Trustees'/Directors' fees and expenses .........................................           32,905            32,802
            Pricing fees ...................................................................           27,785            28,281
            Listing fees ...................................................................           23,219            18,976
            Other* .........................................................................           41,867            62,658
                                                                                                -------------------------------
            Total expenses before waiver and reimbursement .................................        8,094,165         7,945,152
            Waiver and reimbursement of expenses ...........................................         (406,450)         (375,853)
                                                                                                -------------------------------
            Total expenses after waiver and reimbursement ..................................        7,687,715         7,569,299
                                                                                                -------------------------------
            Investment income -- net .......................................................       39,348,039        31,812,639
                                                                                                -------------------------------
===============================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
                Investments -- net .........................................................        2,000,866            (9,563)
                Futures contracts and/or forward interest rate swaps -- net ................          572,440            15,804
                                                                                                -------------------------------
            Total realized gain -- net .....................................................        2,573,306             6,241
                                                                                                -------------------------------
            Change in unrealized appreciation/depreciation on:
                Investments -- net .........................................................      (21,516,745)      (14,974,629)
                Futures contracts and/or forward interest rate swaps -- net ................          961,415            44,181
                                                                                                -------------------------------
            Total change in unrealized appreciation/depreciation -- net ....................      (20,555,330)      (14,930,448)
                                                                                                -------------------------------
            Total realized and unrealized loss -- net ......................................      (17,982,024)      (14,924,207)
                                                                                                -------------------------------
===============================================================================================================================
Dividends to Preferred Shareholders/Preferred Stock Shareholders
-------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .......................................................      (11,116,657)       (8,834,136)
                                                                                                -------------------------------
            Net Increase in Net Assets Resulting from Operations ...........................    $  10,249,358     $   8,054,296
                                                                                                ===============================
                 *Recovery of filing fees ..................................................    $      17,239     $       5,130
                                                                                                ===============================

      See Notes to Financial Statements.


22              ANNUAL REPORTS                     AUGUST 31, 2006

Statements of Changes in Net Assets (As Restated. See Note 6)
                                     BlackRock MuniHoldings Florida Insured Fund

                                                                                                  For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                                  2006                2005
===============================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .......................................................    $  39,348,039     $  41,066,003
            Realized gain (loss) -- net ....................................................        2,573,306        (1,967,513)
            Change in unrealized appreciation/depreciation -- net ..........................      (20,555,330)        3,354,211
            Dividends to Preferred Shareholders ............................................      (11,116,657)       (6,626,611)
                                                                                                -------------------------------
            Net increase in net assets resulting from operations ...........................       10,249,358        35,826,090
                                                                                                -------------------------------
===============================================================================================================================
Dividends to Common Shareholders
-------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .......................................................      (31,752,842)      (37,933,871)
                                                                                                -------------------------------
            Net decrease in net assets resulting from dividends to Common Shareholders .....      (31,752,842)      (37,933,871)
                                                                                                -------------------------------
===============================================================================================================================
Capital Share Transactions
-------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to Common Shareholders in reinvestment of dividends .....           66,617           529,463
                                                                                                -------------------------------
            Net increase in net assets derived from capital share transactions .............           66,617           529,463
                                                                                                -------------------------------
===============================================================================================================================
Net Assets Applicable to Common Shares
-------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets applicable to Common Shares .......................      (21,436,867)       (1,578,318)
            Beginning of year ..............................................................      576,930,713       578,509,031
                                                                                                -------------------------------
            End of year* ...................................................................    $ 555,493,846     $ 576,930,713
                                                                                                ===============================
                * Undistributed investment income -- net ...................................    $   3,015,013     $   6,553,712
                                                                                                ===============================

      See Notes to Financial Statements.


Statements of Changes in Net Assets (As Restated. See Note 6)
                              BlackRock MuniHoldings New York Insured Fund, Inc.

                                                                                                  For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                                  2006                2005
===============================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .......................................................    $  31,812,639     $  31,975,240
            Realized gain (loss) -- net ....................................................            6,241        (2,423,525)
            Change in unrealized appreciation/depreciation -- net ..........................      (14,930,448)        8,886,852
            Dividends to Preferred Stock shareholders ......................................       (8,834,136)       (5,197,939)
                                                                                                -------------------------------
            Net increase in net assets resulting from operations ...........................        8,054,296        33,240,628
                                                                                                -------------------------------
===============================================================================================================================
Dividends to Common Stock Shareholders
-------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .......................................................      (25,985,593)      (29,183,815)
                                                                                                -------------------------------
            Net decrease in net assets resulting from dividends to Common Stock shareholders      (25,985,593)      (29,183,815)
                                                                                                -------------------------------
===============================================================================================================================
Capital Stock Transactions
-------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to Common Stock shareholders in reinvestment of dividends          156,161                --
                                                                                                -------------------------------
            Net increase in net assets derived from capital stock transactions .............          156,161                --
                                                                                                -------------------------------
===============================================================================================================================
Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets applicable to Common Stock .............      (17,775,136)        4,056,813
            Beginning of year ..............................................................      478,413,467       474,356,654
                                                                                                -------------------------------
            End of year* ...................................................................    $ 460,638,331     $ 478,413,467
                                                                                                ===============================
                * Undistributed investment income -- net ...................................    $   2,292,082     $   5,288,059
                                                                                                ===============================

      See Notes to Financial Statements.


              ANNUAL REPORTS                     AUGUST 31, 2006              23

Financial Highlights (As Restated. See Note 6)
                                     BlackRock MuniHoldings Florida Insured Fund

                                                                                       For the Year Ended August 31,
The following per share data and ratios have been derived                --------------------------------------------------------
from information provided in the financial statements.                     2006        2005        2004        2003        2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ........................  $  15.32    $  15.37    $  15.04    $  15.41    $  15.29
                                                                         --------------------------------------------------------
            Investment income -- net ..................................      1.04+       1.09+       1.11+       1.15+       1.14
            Realized and unrealized gain (loss) -- net ................      (.47)        .05         .31        (.46)        .06
            Less dividends and distributions to Preferred Shareholders:
                Investment income -- net ..............................      (.30)       (.18)       (.09)       (.10)       (.13)
                Realized gain -- net ..................................        --          --          --          --          --++
                                                                         --------------------------------------------------------
            Total from investment operations ..........................       .27         .96        1.33         .59        1.07
            Less dividends and distributions to Common Shareholders:
                Investment income -- net ..............................      (.84)      (1.01)      (1.00)       (.96)       (.95)
                Realized gain -- net ..................................        --          --          --          --          --++
                                                                         --------------------------------------------------------
            Total dividends and distributions to Common Shareholders ..      (.84)      (1.01)      (1.00)       (.96)       (.95)
                                                                         --------------------------------------------------------
            Net asset value, end of year ..............................  $  14.75    $  15.32    $  15.37    $  15.04    $  15.41
                                                                         ========================================================
            Market price per share, end of year .......................  $  14.37    $  15.75    $  14.84    $  14.08    $  14.66
                                                                         ========================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ........................      2.10%       6.49%       9.43%       4.17%       7.75%
                                                                         ========================================================
            Based on market price per share ...........................     (3.24%)     13.39%      12.86%       2.51%      11.63%
                                                                         ========================================================
=================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Shares
---------------------------------------------------------------------------------------------------------------------------------
            Total expenses, net of waiver and reimbursement and
              excluding reorganization and interest expense and fees**       1.12%       1.11%       1.10%       1.10%       1.13%
                                                                         ========================================================
            Total expenses, net of waiver and reimbursement and
              excluding reorganization expenses** .....................      1.38%       1.35%       1.24%       1.26%       1.34%
                                                                         ========================================================
            Total expenses, excluding reorganization expenses** .......      1.46%       1.41%       1.31%       1.33%       1.41%
                                                                         ========================================================
            Total expenses** ..........................................      1.46%       1.41%       1.31%       1.33%       1.42%
                                                                         ========================================================
            Total investment income -- net** ..........................      7.08%       7.11%       7.23%       7.40%       7.71%
                                                                         ========================================================
            Amount of dividends to Preferred Shareholders .............      2.00%       1.15%        .60%        .65%        .96%
                                                                         ========================================================
            Investment income -- net, to Common Shareholders ..........      5.08%       5.96%       6.63%       6.75%       6.75%
                                                                         ========================================================
=================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Shares
---------------------------------------------------------------------------------------------------------------------------------
            Dividends to Preferred Shareholders .......................      3.06%       1.82%        .95%       1.06%       1.49%
                                                                         ========================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Shares, end of year
              (in thousands) ..........................................  $555,494    $576,931    $578,509    $565,993    $580,003
                                                                         ========================================================
            Preferred Shares outstanding at liquidation preference,
              end of year (in thousands) ..............................  $363,250    $363,250    $363,250    $363,250    $363,250
                                                                         ========================================================
            Portfolio turnover ........................................        43%         26%         20%         23%         13%
                                                                         ========================================================
=================================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------------------
            Asset coverage per $1,000 .................................  $  2,529    $  2,588    $  2,593    $  2,558    $  2,597
                                                                         ========================================================
=================================================================================================================================
Dividends Per Share on Preferred Shares Outstanding
---------------------------------------------------------------------------------------------------------------------------------
            Series A -- Investment income -- net ......................  $    755    $    441    $    233    $    252    $    362
                                                                         ========================================================
            Series B -- Investment income -- net ......................  $    778    $    451    $    237    $    267    $    375
                                                                         ========================================================
            Series C -- Investment income -- net ......................  $    780    $    461    $    237    $    252    $    369
                                                                         ========================================================
            Series D -- Investment income -- net ......................  $    743    $    462    $    243    $    273    $    368
                                                                         ========================================================
            Series E -- Investment income -- net ......................  $    757    $    463    $    241    $    276    $    381
                                                                         ========================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Shareholders.
+     Based on average shares outstanding.
++    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


24              ANNUAL REPORTS                     AUGUST 31, 2006

Financial Highlights (As Restated. See Note 6)
                              BlackRock MuniHoldings New York Insured Fund, Inc.

                                                                                       For the Year Ended August 31,
The following per share data and ratios have been derived                --------------------------------------------------------
from information provided in the financial statements.                     2006        2005        2004        2003        2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ........................  $  15.54    $  15.41    $  15.19    $  15.66    $  15.78
                                                                         --------------------------------------------------------
            Investment income -- net** ................................      1.03        1.04        1.05        1.09        1.07
            Realized and unrealized gain (loss) -- net ................      (.48)        .21         .18        (.58)       (.19)
            Less dividends to Preferred Stock shareholders from
              investment income -- net ................................      (.29)       (.17)       (.08)       (.08)       (.12)
                                                                         --------------------------------------------------------
            Total from investment operations ..........................       .26        1.08        1.15         .43         .76
                                                                         --------------------------------------------------------
            Less dividends to Common Stock shareholders from
              investment income -- net ................................      (.84)       (.95)       (.93)       (.90)       (.88)
                                                                         --------------------------------------------------------
            Net asset value, end of year ..............................  $  14.96    $  15.54    $  15.41    $  15.19    $  15.66
                                                                         ========================================================
            Market price per share, end of year .......................  $  14.62    $  15.28    $  14.10    $  13.79    $  14.37
                                                                         ========================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ........................      1.98%       7.63%       8.36%       3.32%       5.68%
                                                                         ========================================================
            Based on market price per share ...........................      1.36%      15.66%       9.21%       2.22%       6.49%
                                                                         ========================================================
=================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------------
            Total expenses, net of waiver and reimbursement and
              excluding reorganization and interest expense and fees***      1.15%       1.14%       1.14%       1.13%       1.16%
                                                                         ========================================================
            Total expenses, net of waiver and reimbursement excluding
              reorganization expenses*** ..............................      1.65%       1.52%       1.43%       1.43%       1.37%
                                                                         ========================================================
            Total expenses, excluding reorganization expenses*** ......      1.73%       1.59%       1.50%       1.51%       1.44%
                                                                         ========================================================
            Total expenses*** .........................................      1.73%       1.59%       1.50%       1.51%       1.47%
                                                                         ========================================================
            Total investment income -- net*** .........................      6.94%       6.71%       6.80%       6.96%       7.01%
                                                                         ========================================================
            Amount of dividends to Preferred Stock shareholders .......      1.93%       1.09%        .55%        .68%        .98%
                                                                         ========================================================
            Investment income -- net, to Common Stock shareholders ....      5.01%       5.62%       6.25%       6.28%       6.03%
                                                                         ========================================================
=================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
---------------------------------------------------------------------------------------------------------------------------------
            Dividends to Preferred Stock shareholders .................      2.82%       1.66%        .83%       1.05%       1.47%
                                                                         ========================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock, end of year
              (in thousands) ..........................................  $460,638    $478,413    $474,357    $467,512    $482,184
                                                                         ========================================================
            Preferred Stock outstanding at liquidation preference,
              end of year (in thousands) ..............................  $313,000    $313,000    $313,000    $313,000    $313,000
                                                                         ========================================================
            Portfolio turnover ........................................        47%         33%         31%         50%         79%
                                                                         ========================================================
=================================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------------------
            Asset coverage per $1,000 .................................  $  2,472    $  2,528    $  2,516    $  2,494    $  2,541
                                                                         ========================================================
=================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
---------------------------------------------------------------------------------------------------------------------------------
            Series A -- Investment income -- net ......................  $    689    $    409    $    197    $    247    $    347
                                                                         ========================================================
            Series B -- Investment income -- net ......................  $    678    $    385    $    182    $    236    $    348
                                                                         ========================================================
            Series C -- Investment income -- net ......................  $    715    $    432    $    201    $    258    $    377
                                                                         ========================================================
            Series D -- Investment income -- net ......................  $    728    $    434    $    238    $    287    $    391
                                                                         ========================================================
            Series E -- Investment income -- net ......................  $    692    $    389    $    198    $    256    $    347
                                                                         ========================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
***   Do not reflect the effect of dividends to Preferred Stock Shareholders.

      See Notes to Financial Statements.


              ANNUAL REPORTS                     AUGUST 31, 2006              25

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, MuniHoldings Florida Insured Fund and MuniHoldings New York Insured Fund, Inc. were renamed BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc. (the "Funds" or individually as the "Fund"). The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Stock/Shares on a daily basis. The Funds' Common Stock/Shares are listed on the New York Stock Exchange under the symbols MFL and MHN, respectively. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors/Trustees. Such valuations and procedures are reviewed periodically by the Board of Directors/Trustees of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Funds from a pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors/Trustees of the Funds.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- Each Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed,


26              ANNUAL REPORTS                     AUGUST 31, 2006
the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- The Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which the Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund's transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Funds. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Funds. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At August 31, 2006, the aggregate value of the underlying municipal securities transferred to TOBs and the related liability for trust certificates were:

--------------------------------------------------------------------------------
                                                       Range of
                                                       Interest      Underlying
                                        Liability    Rates on the    Municipal
                                           for         Liability        Bonds
                                          Trust        for Trust     Transferred
                                      Certificates   Certificates      to TOBs
--------------------------------------------------------------------------------
BlackRock MuniHoldings ..........                       3.45% -
  Florida Insured Fund ..........     $ 44,451,090      3.48%      $ 93,755,581
BlackRock MuniHoldings
  New York Insured ..............                       3.43% -
  Fund, Inc. ....................     $ 61,077,360      3.48%      $115,501,403
--------------------------------------------------------------------------------

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investments in TOB Residuals likely will adversely affect the Fund's investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset value per share. While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial


              ANNUAL REPORTS                     AUGUST 31, 2006              27
statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Funds' financial statements, if any, is currently being assessed.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(g) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Reclassifications:

BlackRock MuniHoldings Florida Insured Fund

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $17,239 has been reclassified between undistributed net investment income and paid-in capital in excess of par as a result of a permanent difference attributable to non-deductible expenses. This reclassification has no effect on net assets or net asset values per share.

BlackRock MuniHoldings New York Insured Fund, Inc.

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $16,244 has been reclassified between accumulated net realized capital losses and undistributed net investment income and $5,131 has been reclassified between undistributed net investment income and paid-in capital in excess of par as a result of permanent differences attributable to amortization methods on fixed income securities and nondeductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares/Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through its investments described below:

--------------------------------------------------------------------------------
                                     Investment                    Reimbursement
--------------------------------------------------------------------------------
BlackRock MuniHoldings          CMA Florida Municipal
Florida Insured Fund            Money Fund/Merrill
                                Lynch Institutional
                                Tax-Exempt Fund ................      $53,167

BlackRock MuniHoldings          CMA New York Municipal
New York Insured Fund, Inc.     Money Fund .....................      $12,616
--------------------------------------------------------------------------------

In addition, the Investment Adviser has agreed to reimburse its management fee on the proceeds of Preferred Shares/Stock that exceeds 35% of each Fund's total net assets. For the year ended August 31, 2006, FAM earned and waived the following:

--------------------------------------------------------------------------------
                                                      Fees Earned       Waived
--------------------------------------------------------------------------------
BlackRock MuniHoldings
Florida Insured Fund ...........................      $5,052,117      $  353,283
BlackRock MuniHoldings
New York Insured Fund, Inc. ....................      $4,243,988      $  363,237
--------------------------------------------------------------------------------

For the year ended August 31, 2006, the Funds reimbursed FAM for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                                   Reimbursement
--------------------------------------------------------------------------------
BlackRock MuniHoldings
Florida Insured Fund ...........................................      $20,092
BlackRock MuniHoldings
New York Insured Fund, Inc. ....................................      $16,879
--------------------------------------------------------------------------------

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction will close on September 29, 2006.

On July 31, 2006 and August 15, 2006, shareholders of the BlackRock MuniHoldings Florida Insured Fund and the BlackRock New York Insured Fund, Inc., respectively, approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fees are unchanged. In addition, the Manager has


28              ANNUAL REPORTS                     AUGUST 31, 2006
entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fees paid to the Manager.

Certain officers and/or directors/trustees of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                              BlackRock             BlackRock
                                            MuniHoldings          MuniHoldings
                                           Florida Insured      New York Insured
                                                Fund               Fund, Inc.
--------------------------------------------------------------------------------
Total Purchases .....................      $407,583,290           $382,063,585
Total Sales .........................      $422,171,551           $380,146,752
--------------------------------------------------------------------------------

4. Share/Stock Transactions:

BlackRock MuniHoldings Florida Insured Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without the approval of holders of Common Shares.

BlackRock MuniHoldings New York Insured Fund, Inc. is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Shares/Stock

BlackRock MuniHoldings Florida Insured Fund

Shares issued and outstanding during the years ended August 31, 2006 and August 31, 2005 increased by 4,505 and 34,561, respectively, as a result of dividend reinvestments.

BlackRock MuniHoldings New York Insured Fund, Inc.

Shares issued and outstanding during the year ended August 31, 2006 increased by 10,523 as a result of dividend reinvestment and remained constant during the year ended August 31, 2005.

Preferred Shares/Stock

Auction Market Preferred Shares/Stock are redeemable shares of Preferred Shares/Stock of the Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods.

The yields in effect at August 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                              BlackRock             BlackRock
                                            MuniHoldings          MuniHoldings
                                           Florida Insured      New York Insured
                                                Fund               Fund, Inc.
--------------------------------------------------------------------------------
Series A ..............................         3.45%                 3.05%
Series B ..............................         3.45%                 2.40%
Series C ..............................         3.45%                 3.02%
Series D ..............................         3.50%                 3.00%
Series E ..............................         3.45%                 3.00%
--------------------------------------------------------------------------------

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended August 31, 2006, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned commissions as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
BlackRock MuniHoldings
Florida Insured Fund ...........................................      $433,525
BlackRock MuniHoldings
New York Insured Fund, Inc. ....................................      $290,107
--------------------------------------------------------------------------------

5. Distributions to Shareholders:

Each Fund paid a tax-exempt income dividend to holders of Common Stock/Shares in the amounts of $.065000 per share and $.061000 per share relating to BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc. respectively, on September 28, 2006 to shareholders of record on September 15, 2006.

BlackRock MuniHoldings Florida Insured Fund

The tax character of distributions paid during the fiscal years ended August 31, 2006 and August 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                     8/31/2006        8/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..........................      $42,869,499      $44,560,482
                                                    ----------------------------
Total distributions ..........................      $42,869,499      $44,560,482
                                                    ============================


              ANNUAL REPORTS                     AUGUST 31, 2006              29

As of August 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ....................      $  2,882,873
Undistributed long-term capital gains -- net ..............                --
                                                                 ------------
Total undistributed earnings -- net .......................         2,882,873
Capital loss carryforward .................................       (63,219,214)*
Unrealized gains -- net ...................................        40,979,483**
                                                                 ------------
Total accumulated losses -- net ...........................      $(19,356,858)
                                                                 ============

* On August 31, 2006, the Fund had a net capital loss carryforward of $63,219,214, of which $24,716,150 expires in 2007, $9,949,433 expires in
      2008, $18,709,220 expires in 2009, $1,836,991 expires in 2012 and
      $8,007,420 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.

BlackRock MuniHoldings New York Insured Fund, Inc.

The tax character of distributions paid during the fiscal years ended August 31, 2006 and August 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                     8/31/2006        8/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..........................      $34,819,729      $34,381,754
                                                    ----------------------------
Total distributions ..........................      $34,819,729      $34,381,754
                                                    ============================

As of August 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ....................      $  2,141,695
Undistributed long-term capital gains -- net ..............                --
                                                                 ------------
Total undistributed earnings -- net .......................         2,141,695
Capital loss carryforward .................................       (37,884,795)*
Unrealized gains -- net ...................................        18,239,562**
                                                                 ============
Total accumulated losses -- net ...........................      $(17,503,538)
                                                                 ============

* On August 31, 2006, the Fund had a net capital loss carryforward of $37,884,795, of which $966,000 expires in 2007, $3,509,287 expires in
      2008, $17,297,478 expires in 2009, $15,054,033 expires in 2013 and
      $1,057,997 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the deferral of post-October capital losses for tax purposes and the difference between the book and tax treatment of residual interests in tender option bond trusts.

6. Restatement Information:

Subsequent to the issuance of their August 31, 2006 financial statements, the Funds determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds, and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Funds have restated the Statements of Net Assets, including the Schedules of Investments, as of August 31, 2006, the Statements of Operations for the year then ended, the Statements of Changes in Net Assets for each of the two years in the period then ended, and certain financial highlights for each of the five years in the period then ended. The effects of the restatement were to record the transfers of the municipal bonds as secured borrowings, to give effect to offsetting changes in realized gain (loss) -- net and in the change in unrealized appreciation/depreciation -- net on the transferred municipal securities and to give effect to interest on the bonds as interest income and interest on the secured borrowings as interest expense.

--------------------------------------------------------------------------------
BlackRock MuniHoldings Florida Insured Fund
--------------------------------------------------------------------------------
Statement of Net Assets
As of August 31, 2006
-------------------------------------------------------------------------------
                                                Previously
                                                 Reported            Restated
-------------------------------------------------------------------------------
Investments in unaffiliated
  securities, at value .................      $ 886,390,376       $ 930,841,466
Investments in unaffiliated
  securities, identified cost ..........      $ 846,040,974       $ 884,610,964
Interest receivable ....................      $  13,758,822       $  14,089,850
Total assets ...........................      $ 919,514,608       $ 964,296,726
Trust certificates .....................                 --       $  44,451,090
Interest expense payable ...............                 --       $     331,028
Total liabilities ......................      $     643,024       $  45,425,142
Accumulated realized capital
  losses -- net ........................      $ (62,721,273)      $ (68,602,373)
Unrealized appreciation -- net .........      $  40,349,402       $  46,230,502
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Statement of Operations
For the Year Ended August 31, 2006
-------------------------------------------------------------------------------
                                                  Previously
                                                   Reported           Restated
-------------------------------------------------------------------------------
Interest .................................      $ 45,216,280       $ 46,704,780
Total income .............................      $ 45,547,254       $ 47,035,754
Interest expense and fees ................                --       $  1,488,500
Total expenses before waiver
  and reimbursement ......................      $  6,605,665       $  8,094,165
Total expenses after waiver
  and reimbursement ......................      $  6,199,215       $  7,687,715
Realized gain (loss) on
  investments -- net .....................      $  1,924,039       $  2,000,866
Total realized gain -- net ...............      $  2,496,479       $  2,573,306
Change in unrealized appreciation
  on investments -- net ..................      $(21,439,918)      $(21,516,745)
Total change in unrealized appreciation/
  depreciation -- net ....................      $(20,478,503)      $(20,555,330)
-------------------------------------------------------------------------------


30              ANNUAL REPORTS                     AUGUST 31, 2006

-------------------------------------------------------------------------------
BlackRock MuniHoldings Florida Insured Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the Year Ended August 31, 2006
-------------------------------------------------------------------------------
                                                  Previously
                                                   Reported           Restated
-------------------------------------------------------------------------------
Realized gain -- net .....................      $  2,496,479       $  2,573,306
Change in unrealized appreciation/
  depreciation -- net ....................      $(20,478,503)      $(20,555,330)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the Year Ended August 31, 2005
-------------------------------------------------------------------------------
                                                   Previously
                                                    Reported          Restated
-------------------------------------------------------------------------------
Realized gain -- net .......................      $(1,924,948)      $(1,967,513)
Change in unrealized
  appreciation -- net ......................      $ 3,311,646       $ 3,354,211
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights
For the Years Ended August 31, 2006, 2005, 2004, 2003 and 2002
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
                         Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Total expenses, net
  of waiver and
  reimbursement and
  excluding
  reorganization
  expenses* ......         1.12%     1.38%       1.11%     1.35%       1.10%     1.24%       1.10%     1.26%         1.13%    1.34%
Total expenses,
  excluding
  reorganization
  expenses* ......         1.19%     1.46%       1.16%     1.41%       1.17%     1.31%       1.17%     1.33%         1.20%    1.41%
Total expenses* ..         1.19%     1.46%       1.16%     1.41%       1.17%     1.31%       1.17%     1.33%         1.21%    1.42%
Portfolio turnover        45.72%       43%      26.50%       26%      21.20%       20%      27.40%       23%        13.89%      13%
------------------------------------------------------------------------------------------------------------------------------------

*     Do not reflect the effect of dividends to Preferred Stock shareholders.

-------------------------------------------------------------------------------
BlackRock MuniHoldings New York Insured Fund, Inc.
-------------------------------------------------------------------------------
Statement of Net Assets
As of August 31, 2006
-------------------------------------------------------------------------------
                                                Previously
                                                 Reported            Restated
-------------------------------------------------------------------------------
Investments in unaffiliated
  securities, at value .................      $ 761,730,044       $ 822,807,404
Investments in unaffiliated
  securities, identified cost ..........      $ 735,075,149       $ 795,195,171
Interest receivable ....................      $   9,360,663       $   9,816,486
Total assets ...........................      $ 774,333,599       $ 835,866,782
Trust certificates .....................      $          --       $  61,077,360
Interest expense payable ...............      $          --       $     455,823
Total liabilities ......................      $     612,100       $  62,145,283
Accumulated realized capital
  losses -- net ........................      $ (46,198,429)      $ (47,155,767)
Unrealized appreciation -- net .........      $  26,402,809       $  27,360,147
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Statement of Operations
For the Year Ended August 31, 2006
-------------------------------------------------------------------------------
                                                 Previously
                                                  Reported            Restated
-------------------------------------------------------------------------------
Interest and amortization of
  premium and accretion
  of discount ............................      $ 36,987,578       $ 39,291,081
Total income .............................      $ 37,078,435       $ 39,381,938
Interest expense and fees ................                --       $  2,303,503
Total expenses before waiver
  and reimbursement ......................      $  5,641,649       $  7,945,152
Total expenses after waiver
  and reimbursement ......................      $  5,265,796       $  7,569,299
Realized gain (loss) on
  investments -- net .....................      $   (322,184)      $     (9,563)
Total realized gain (loss) -- net ........      $   (306,380)      $      6,241
Change in unrealized appreciation
  on investments -- net ..................      $(14,662,008)      $(14,974,629)
Total change in unrealized appreciation/
  depreciation -- net ....................      $(14,617,827)      $(14,930,448)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the Year Ended August 31, 2006
-------------------------------------------------------------------------------
                                                  Previously
                                                   Reported           Restated
-------------------------------------------------------------------------------
Realized gain (loss) -- net ..............      $   (306,380)      $      6,241
Change in unrealized appreciation/
  depreciation -- net ....................      $(14,617,827)      $(14,930,448)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the Year Ended August 31, 2005
-------------------------------------------------------------------------------
                                                   Previously
                                                    Reported          Restated
-------------------------------------------------------------------------------
Realized loss -- net .......................      $(2,377,019)      $(2,423,525)
Change in unrealized appreciation/
  depreciation -- net ......................      $ 8,840,346       $ 8,886,852
-------------------------------------------------------------------------------


              ANNUAL REPORTS                     AUGUST 31, 2006              31

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
BlackRock MuniHoldings New York Insured Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Highlights
For the Years Ended August 31, 2006, 2005, 2004, 2003 and 2002
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
                         Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of
  waiver and
  reimbursement and
  excluding
  reorganization
  expenses* ......         1.15%     1.65%       1.14%     1.52%       1.14%     1.43%       1.13%     1.43%         1.16%    1.37%
Total expenses,
  excluding
  reorganization
  expenses* ......         1.23%     1.73%       1.21%     1.59%       1.21%     1.50%       1.20%     1.51%         1.23%    1.44%
Total expenses* ..         1.23%     1.73%       1.21%     1.59%       1.21%     1.50%       1.20%     1.51%         1.26%    1.47%
Portfolio turnover        52.83%       47%      35.63%       33%      32.04%       31%      59.02%       50%        86.39%      79%
------------------------------------------------------------------------------------------------------------------------------------

*     Do not reflect the effect of dividends to Preferred Stock shareholders.

While the Statements of Net Assets for the Funds as of August 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and payable for floating rate certificates by corresponding amounts at each year, with no effect on previously reported net assets.

The Statements of Operations for the Funds for the years ended August 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and where applicable, to revise realized gain (loss) on investments -- net, and the change in unrealized appreciation/ depreciation on investments -- net, by corresponding and offsetting amounts.

The Statements of Changes in Net Assets of the Funds for the years ended August 31, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain (loss) on investments -- net, and change in unrealized appreciation/depreciation -- net, by corresponding and offsetting amounts.


32              ANNUAL REPORTS                     AUGUST 31, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/ Directors of BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc.:

We have audited the accompanying statements of net assets, including the schedules of investments, of BlackRock MuniHoldings Florida Insured Fund (formerly MuniHoldings Florida Insured Fund) and BlackRock MuniHoldings New York Insured Fund, Inc. (formerly MuniHoldings New York Insured Fund, Inc. ) (the "Funds"), as of August 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc. as of August 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6, the statements of net assets, including the schedules of investments, of the Funds, as of August 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and certain financial highlights for each of the five years in the period then ended have been restated.

Deloitte & Touche LLP
Princeton, New Jersey
October 20, 2006
(May 18, 2007 as to the effects of the restatements disclosed in Note 6)

Fund Certification (unaudited)

In February 2006, BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc. filed their Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to
Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.


              ANNUAL REPORTS                     AUGUST 31, 2006              33

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


34              ANNUAL REPORTS                     AUGUST 31, 2006

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreements -- Matters Considered by the Boards

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), each Fund's Board of Trustees/Directors ("directors") considered and approved a new investment advisory agreement (each a "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). Each Fund's shareholders subsequently approved the Fund's BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the Fund's investment advisory agreement with the Previous Investment Adviser (each a "Previous Investment Advisory Agreement").

Each Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. Each Fund's Board, including the independent directors, approved the Fund's BlackRock Investment Advisory Agreement at an in-person meeting held on May 12, 2006.

To assist each Fund's Board in its consideration of the Fund's BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. Each Fund's independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the Fund's BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meetings. In addition, each Fund's independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At each Fund's Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, each Fund's independent directors met in executive sessions with their counsel to consider the Fund's BlackRock Investment Advisory Agreement.

In connection with the directors' review of each Fund's BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to either Fund or its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that each Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek Board approval before making any changes;


              ANNUAL REPORTS                     AUGUST 31, 2006              35

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to each Fund's shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of each Fund's BlackRock Investment Advisory Agreement, including the fact that neither Fund's schedule of total advisory fees would increase under the BlackRock Investment Advisory Agreement, but would remain the same;

o that in February 2006, each Fund's Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ("Lipper")), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of each Fund in connection with the consideration by the Fund's Board of the Fund's BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement, and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of each Fund's BlackRock Investment Advisory Agreement, the Fund's Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of each Fund's BlackRock Investment Advisory Agreement, the Fund's Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for each Fund were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.


36              ANNUAL REPORTS                     AUGUST 31, 2006

In the period prior to each Fund's Board meeting to consider renewal of the Fund's Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. For each Fund, these materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Previous Investment Adviser of the Fund's Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (e) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, each Fund's directors considered information received in connection with their most recent approval of the continuance of the Fund's Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the Fund's BlackRock Investment Advisory Agreement. Neither Fund's directors identified any particular information that was all-important or controlling, and each director attributed different weights to the various factors. Each Fund's directors, including a majority of the independent directors, concluded that the terms of the Fund's BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- Each Fund's Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Fund's Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. Each Fund's Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under each Fund's BlackRock Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

Each Fund's directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Fund's directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Fund's directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of the receipt of such revised regulatory relief.


              ANNUAL REPORTS                     AUGUST 31, 2006              37

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Fund's directors determined that the nature and quality of services to be provided to the Fund under the Fund's BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Fund's Previous Investment Advisory Agreement. The directors were advised that BlackRock Advisors did not plan to change either Fund's portfolio management team upon the closing of the transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. Each Fund's directors noted that if current portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Fund's directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the Fund's BlackRock Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with their recent review of each Fund's Previous Investment Advisory Agreement, the Fund's directors had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. Each Fund's Board also compared the Fund's total expenses to those of other comparable funds. The information showed that each Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Fund's Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. Each Fund's Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under each Fund's BlackRock Investment Advisory Agreement, the Fund's directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that each Fund's BlackRock Investment Advisory Agreement is substantially similar to the Fund's Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the Fund's directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Fund's directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

Each Fund's directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. Each Fund's directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- Each Fund's Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Board determined that changes were not currently necessary.


38              ANNUAL REPORTS                     AUGUST 31, 2006

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that each Fund's BlackRock Investment Advisory Agreement is substantially similar to the Fund's Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the Fund's directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Fund's Previous Investment Advisory Agreement. Each Fund's directors noted that in conjunction with their most recent deliberations concerning the Fund's Previous Investment Advisory Agreement, they had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of each Fund's Previous Investment Advisory Agreement, the Fund's directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's directors concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under each Fund's BlackRock Investment Advisory Agreement, the Fund's directors considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Fund's Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of each Fund's Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the Fund's directors determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- Each Fund's directors considered investment performance for the Fund. Each Fund's directors compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Fund's performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Fund's directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Fund's Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors, approved the Fund's BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving each Fund's BlackRock Investment Advisory Agreement, the Fund's Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


              ANNUAL REPORTS                     AUGUST 31, 2006              39

Disclosure of New Investment Advisory Agreement (concluded)

New BlackRock Sub-Advisory Agreements -- Matters Considered by the Boards

At an in-person meeting held on August 14-16, 2006, each Fund's Board of Directors, including the independent directors, discussed and approved the Fund's sub-advisory agreement (each a "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"). Each Fund's BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the Fund's BlackRock Investment Advisory Agreement became effective.

Pursuant to each Fund's BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in either Fund's expenses as a result of the Fund's BlackRock Sub-Advisory Agreement.

In approving each Fund's BlackRock Sub-Advisory Agreement at the August in-person meeting, the Fund's Board reviewed its considerations in connection with its approval of the Fund's BlackRock Investment Advisory Agreement in May 2006. Each Fund's Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the Fund's BlackRock Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided in each Fund's BlackRock Sub-Advisory Agreement, the Fund's Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of each Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the Fund's BlackRock Sub-Advisory Agreement. Each Fund's Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the Fund's BlackRock Sub-Advisory Agreement. Under all of the circumstances, each Fund's Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After each Fund's independent directors deliberated in executive session, the Fund's entire Board, including the independent directors, approved the Fund's BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the shareholders.


40              ANNUAL REPORTS                     AUGUST 31, 2006

Officers and Trustees or Directors

                                                                                                     Number of
                                                                                                     Portfolios in   Other Public
                                                                                                     Fund Complex    Directorships
                           Position(s)  Length of                                                    Overseen by     Held by
                           Held with    Time                                                         Trustee or      Trustee or
Name        Address & Age  Funds        Served   Principal Occupation(s) During Past 5 Years         Director        Director
====================================================================================================================================
Interested Trustee or Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, and        129 Funds       None
Doll, Jr.*  Princeton, NJ  and Trustee  present  Global Chief Investment Officer for Equities,       174 Portfolios
            08543-9011     or Director           Chairman of the BlackRock Private Client Operating
            Age: 52                              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the Funds
                                                 advised by Merrill Lynch Investment Managers
                                                 ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President of
                                                 MLIM and Fund Asset Management, L.P. ("FAM") from
                                                 2001 to 2006; Co-Head (Americas Region) thereof
                                                 from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") since 2001;
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") from 2001 to 2006;
                                                 Chief Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof from
                                                 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a trustee, director or member of an advisory board of certain other investment companies for which
                  BlackRock acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Trustees or
                  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Boards of Trustees or Directors.


              ANNUAL REPORTS                     AUGUST 31, 2006              41

                                                                                                     Number of
                                                                                                     Portfolios in   Other Public
                                                                                                     Fund Complex    Directorships
                           Position(s)  Length of                                                    Overseen by     Held by
                           Held with    Time                                                         Trustee or      Trustee or
Name        Address & Age  Funds        Served   Principal Occupation(s) During Past 5 Years         Director        Director
====================================================================================================================================
Independent Trustees or Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Trustee      1997 to  Professor Emeritus of Finance, School of Business,  49 Funds        None
Forbes**    Princeton, NJ  or Director  present  State University of New York at Albany since 2000   51 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 65                              International Consultant, Urban Institute,
                                                 Washington, D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Trustee      1997 to  Professor, Harvard Business School since 1989;      49 Funds        Newell
Montgomery  Princeton, NJ  or Director  present  Associate Professor, J.L. Kellogg Graduate School   51 Portfolios   Rubbermaid,
            08543-9095                           of Management, Northwestern University from 1985                    Inc.
            Age: 54                              to 1989; Associate Professor, Graduate School of                    (manufacturing)
                                                 Business Administration, University of Michigan
                                                 from 1979 to 1985; Director, Harvard Business
                                                 School Publishing since 2005; Director, McLean
                                                 Hospital since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Trustee      2004 to  Self-employed consultant since 2001; Counsel of     49 Funds        None
Reid        Princeton, NJ  or Director  present  Alliance Capital Management (investment adviser)    51 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary
            Age: 61                              of Sanford C. Bernstein & Co., Inc. (investment
                                                 adviser/ broker-dealer) from 1997 to 2000;
                                                 Secretary, Sanford C. Bernstein Fund, Inc. from
                                                 1994 to 2000; Director and Secretary of SCB, Inc.
                                                 since 1998; Director and Secretary of SCB
                                                 Partners, Inc. since 2000; and Director of
                                                 Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Trustee      2000 to  President, Middle East Institute from 1995 to       49 Funds        None
Suddarth    Princeton, NJ  or Director  present  2001; Foreign Service Officer, United States        51 Portfolios
            08543-9095                           Foreign Service, from 1961 to 1995 and Career
            Age: 71                              Minister from 1989 to 1995; Deputy Inspector
                                                 General, U.S. Department of State, from 1991 to
                                                 1994; U.S. Ambassador to the Hashemite Kingdom of
                                                 Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Trustee      1997 to  Professor of Finance from 1984 to 1995, Dean from   49 Funds        Bowne & Co.,
West        Princeton, NJ  or Director  present  1984 to 1993 and since 1995 Dean Emeritus of        51 Portfolios   Inc. (financial
            08543-9095                           New York University's Leonard N. Stern School of                    printers);
            Age: 68                              Business Administration.                                            Vornado Realty
                                                                                                                     Trust (real
                                                                                                                     estate
                                                                                                                     company);
                                                                                                                     Alexander's,
                                                                                                                     Inc. (real
                                                                                                                     estate company)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Trustee      2000 to  Self-employed financial consultant since 1994;      49 Funds        None
Zinbarg     Princeton, NJ  or Director  present  Executive Vice President of the Prudential          51 Portfolios
            08543-9095                           Insurance Company of America from 1988 to 1994;
            Age: 71                              Former Director of Prudential Reinsurance Company
                                                 and former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            *     Trustees or Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Boards of Trustees/Directors and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------


42              ANNUAL REPORTS                     AUGUST 31, 2006

Officers and Trustees or Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Funds        Served      Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to     Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM
Burke       Princeton, NJ  President    present     from 2005 to 2006 and Treasurer thereof from 1999 to 2006; First Vice President
            08543-9011     and          and         of MLIM and FAM from 1997 to 2005; Senior Vice President and Treasurer of
            Age: 46        Treasurer    1999 to     Princeton Services from 1999 to 2006 and Director from 2004 to 2006; Vice
                                        present     President of FAM Distributors, Inc. ("FAMD") from 1999 to 2006 and Director from
                                                    2004 to 2006; Vice President of MLIM and FAM from 1990 to 1997; Director of
                                                    Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of
                                                    the IQ Funds from 2004 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to     Managing Director of BlackRock since 2006; Managing Director (Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present     Management) of MLIM from 2000 to 2006; Director of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 55
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to     Managing Director of BlackRock since 2006; Managing Director (Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present     Management) of MLIM from 2000 to 2006; Director of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Timothy T.  P.O. Box 9011  Vice         2004 to     Vice President of BlackRock since 2006; Vice President (Tax-Exempt Fund
Browse      Princeton, NJ  President    present     Management) of MLIM from 2004 to 2006; Vice President, portfolio manager and
            08543-9011                              team leader of the Municipal Investments Team with Lord Abbett & Co. from 2000
            Age: 47                                 to 2003; Vice President and portfolio manager in the municipal fund management group of Eaton Vance Management, Inc. from 1992 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Robert D.   P.O. Box 9011  Vice         1999 to     Director of BlackRock since 2006; Director of MLIM from 2005 to 2006; Vice
Sneeden     Princeton, NJ  President    present     President of MLIM from 1998 to 2005; Assistant Vice President of MLIM from 1994
            08543-9011                              to 1998.
            Age: 52
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to     Managing Director of BlackRock and Fund Chief Compliance Officer since 2006;
Hiller      Princeton, NJ  Compliance   present     Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
            08543-9011     Officer                  and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
            Age: 54                                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
                                                    Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                    Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                    Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                    Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                    Securities and Exchange Commission's Division of Enforcement in Washington, D.C.
                                                    from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to     Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
Pellegrino  Princeton, NJ               present     2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
            08543-9011                              from 1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from 2004
            Age: 46                                 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Funds serve at the pleasure of the Boards of Trustees or Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents
Common Shares or Stock:
The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Shares or Stock:
The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

--------------------------------------------------------------------------------
Effective January 1, 2007, Edward D. Zinbarg retired as a Trustee/Director of BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc. The Funds' Boards of Trustees/Directors wish Mr. Zinbarg well in his retirement.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Funds. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Funds. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, with the U.S. Securities and Exchange Commission.
--------------------------------------------------------------------------------


              ANNUAL REPORTS                     AUGUST 31, 2006              43

Proxy Results

BlackRock MuniHoldings Florida Insured Fund

During the six-month period ended August 31, 2006, BlackRock MuniHoldings Florida Insured Fund`s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 31, 2006. A description of the proposals and number of shares voted were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Shares Voted           Shares Voted             Shares Voted
                                                                            For                   Against                  Abstain
------------------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement.                          18,463,336               447,107                  688,012
------------------------------------------------------------------------------------------------------------------------------------
To approve a contingent subadvisory agreement.                           18,489,920               452,012                  656,523
------------------------------------------------------------------------------------------------------------------------------------

BlackRock MuniHoldings New York Insured Fund, Inc.

During the six-month period ended August 31, 2006, BlackRock MuniHoldings New York Insured Fund, Inc.`s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Shares Voted           Shares Voted             Shares Voted
                                                                            For                   Against                  Abstain
------------------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement.                          14,410,787               681,913                  956,525
------------------------------------------------------------------------------------------------------------------------------------
To approve a contingent subadvisory agreement.                           14,411,905               649,891                  987,429
------------------------------------------------------------------------------------------------------------------------------------

Investment Objectives

NYSE Symbol       BlackRock MuniHoldings Florida Insured Fund seeks to provide
MFL               shareholders with current income exempt from federal income tax. The Fund also seeks to offer shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property tax.

NYSE Symbol       BlackRock MuniHoldings New York Insured Fund, Inc. seeks to
MHN               provide shareholders with current income exempt from federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.


44              ANNUAL REPORTS                     AUGUST 31, 2006

Availability of Quarterly Schedules of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


              ANNUAL REPORTS                     AUGUST 31, 2006              45

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.


46              ANNUAL REPORTS                     AUGUST 31, 2006

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


              ANNUAL REPORTS                     AUGUST 31, 2006              47

These reports, including the financial information herein, are transmitted to shareholders of BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares or Stock and intend to remain leveraged by issuing Preferred Shares or Stock to provide the Common Shareholders or Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders or Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares or Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares or Stock may affect the yield to Common Shareholders or Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniHoldings Florida Insured Fund
BlackRock MuniHoldings New York Insured Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                   #MHFLNYR-8/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 -  Principal Accountant Fees and Services

          (a) Audit Fees -         Fiscal Year Ending August 31, 2006 - $30,500
                                   Fiscal Year Ending August 31, 2005 - $30,000

          (b) Audit-Related Fees - Fiscal Year Ending August 31, 2006 - $3,500
                                   Fiscal Year Ending August 31, 2005 - $3,500

          The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

            (c) Tax Fees -         Fiscal Year Ending August 31, 2006 - $6,000
                                   Fiscal Year Ending August 31, 2005 - $7,000

          The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees -   Fiscal Year Ending August 31, 2006 - $0
                                   Fiscal Year Ending August 31, 2005 - $0

          (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

          (e)(2) 0%

          (f) Not Applicable

          (g) Fiscal Year Ending August 31, 2006 - $3,098,500
              Fiscal Year Ending August 31, 2005 - $7,377,027

          (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

          Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

          Ronald W. Forbes
          Cynthia A. Montgomery
          Jean Margo Reid
          Roscoe S. Suddarth
          Richard R. West
          Edward D. Zinbarg (retired as of December 31, 2006)

Item 6 -  Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

          Proxy Voting Policies and Procedures

          Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

          In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the

          Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

          The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

          To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

          The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

          In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

          In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

          The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 2, 2006.

          (a)(1) BlackRock MuniHoldings New York Insured Fund, Inc. is managed by a team of investment professionals comprised of Timothy T. Browse, Vice President at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Browse is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Browse has been the Fund's portfolio manager since 2004.

          Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. (""MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

          Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

          Mr. Browse joined BlackRock in 2006. Prior to joining BlackRock, he was a Vice President (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2004 to 2006. He has been a portfolio manager with BlackRock or MLIM since 2004. From 2000 to 2003, he was a Vice President, portfolio manager and team leader of the Municipal Investments Team with Lord Abbott & Co.

          (a)(2) As of October 2, 2006:

                                                                                       (iii) Number of Other Accounts and
                                (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                                     and Assets by Account Type                                 Performance-Based
                            Other                                                   Other
                         Registered         Other Pooled                          Registered      Other Pooled
(i) Name of              Investment          Investment          Other            Investment       Investment          Other
Portfolio Manager         Companies           Vehicles          Accounts          Companies         Vehicles          Accounts
                       ---------------                                          ------------
Timothy T. Browse                   18                 0                 0                 0                 0                 0
                       $ 3,079,508,303      $          0      $          0      $          0      $          0      $          0
Theodore R.
Jaeckel, Jr.                        83                 0                 0                 0                 0                 0
                       $23,404,878,998      $          0      $          0      $          0      $          0      $          0
Walter
O'Connor                            83                 0                 0                 0                 0                 0
                       $23,404,878,998      $          0      $          0      $          0      $          0      $          0

          (iv) Potential Material Conflicts of Interest

          BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

          As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

          (a)(3) As of October 2, 2006:

      BlackRock has adopted the compensation program utilized by MLIM for the remainder of 2006 with respect to portfolio managers of the Fund.

      Portfolio Manager Compensation

      The Portfolio Manager Compensation Program of BlackRock and its affiliates, including the Investment Adviser, is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for certain BlackRock and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, certain BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of New York insured municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of certain BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

      (a)(4) Beneficial Ownership of Securities. As of October 2, 2006, none of Messrs. Browse, Jaeckel or O'Connor beneficially owns any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that as of May 18, 2007, the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR/A was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-(2) of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated restatement of financial information included in Item 1 of this filing. As a result, management of the Registrant had reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

          Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

          Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

          A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

          Subsequent to the initial filing of the Registrant's Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting at August 31, 2006. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). As a result, these controls did not detect that certain transfers were not appropriately recorded as borrowings. Accordingly, the Registrant's financial statements as of and for the period ended August 31, 2006, including prior periods where applicable, were restated to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. The restatement had no impact on net assets, net asset value per share or total return.

          Subsequent to August 31, 2006, but prior to the evaluation of the design and operation of the Registrant's disclosure controls and procedures at May 18, 2007, the Registrant's disclosure controls and procedures were modified to enhance the review and analysis of the relevant terms and conditions of transfers of securities in connection with inverse floater structures in light of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to August 31, 2006, the Registrant has enhanced controls related to the application of SFAS 140.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings New York Insured Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    --------------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniHoldings New York Insured Fund, Inc.

Date: June 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniHoldings New York Insured Fund, Inc.

Date: June 7, 2007


By: /s/ Donald C. Burke
    --------------------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock MuniHoldings New York Insured Fund, Inc.

Date: June 7, 2007